UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                          Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2018 through March 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                  Pioneer High
                                  Income Trust

--------------------------------------------------------------------------------
                                  Annual Report | March 31, 2019
--------------------------------------------------------------------------------

                                  Ticker Symbol:    PHT

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Trust's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-800-710-0935.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-710-0935. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            12

Prices and Distributions                                                     13

Performance Update                                                           14

Schedule of Investments                                                      15

Financial Statements                                                         39

Notes to Financial Statements                                                45

Report of Independent Registered Public Accounting Firm                      63

Additional Information                                                       65

Trustees, Officers and Service Providers                                     66

                           Pioneer High Income Trust | Annual Report | 3/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer High Income Trust | Annual Report | 3/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
March 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                           Pioneer High Income Trust | Annual Report | 3/31/19 3

Portfolio Management Discussion | 3/31/19

In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Trust during the 12-month period ended March 31, 2019. Mr. Feltus, CFA, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer), is responsible for the daily management of the Trust. He is assisted by Matthew Shulkin, a vice president and portfolio manager at Amundi Pioneer.

Q     How did the Trust perform during the 12-month period ended March 31, 2019?

A Pioneer High Income Trust returned 2.79% at net asset value (NAV) and 4.00% at market price during the 12-month period ended March 31, 2019. During the same 12-month period, the Trust's benchmark, the ICE Bank of America Merrill Lynch U.S. High Yield Index (the ICE BofA ML Index), returned 5.94% at NAV. The ICE BofA ML Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Trust, the ICE BofA ML Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

      During the same 12-month period, the average return at NAV of the 42 closed end funds in Morningstar's High Yield Bond Closed End Funds category (which may or may not be leveraged) was 4.47%, and the average return (at market price) of the 42 closed end funds in the same Morningstar category was 5.76%.

      The shares of the Trust were selling at a 9.7% discount to NAV at the end of the 12-month period. Comparatively, the shares of the Trust were selling at a 10.7% discount to NAV on March 31, 2018.

      On March 31, 2019, the standardized 30-day SEC yield of the Trust's shares was 8.15%*.

Q How would you describe the investment environment for high-yield debt during the 12-month period ended March 31, 2019?

A Over the first half of the period, while the interest-rate environment provided a headwind for bond investors, investor sentiment in the credit-sensitive market generally remained positive, bolstered by solid economic growth, strong corporate profits, and a supportive tax environment in the wake of the U.S. tax reform bill passed at the end of

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer High Income Trust | Annual Report | 3/31/19

      2017. At times, bouts of market volatility would emerge due to concerns about U.S. trade policy, which clouded the outlook to some degree. However, against a strong fundamental backdrop, the focus of the fixed-income markets remained largely on the pace of efforts by the U.S. Federal Reserve System (the Fed) to return U.S. interest rates to levels more in line with historical norms, after several years of very low rates. Nonetheless, with inflation hovering around its 2% target and more than 80% of the companies in the Standard & Poor's 500 Index reporting second-quarter (2018) earnings that exceeded expectations, the Fed began to sound a more hawkish tone on rates as the period progressed.

      At its June 13, 2018, meeting, the Fed increased the upper band of the target range for its benchmark overnight lending rate from 1.75% to 2.00%. Treasury yields then rose ahead of the Federal Open Market Committee
      (FOMC) meeting on September 25, 2018, as encouraging data in such areas as employment, retail sales, industrial production, and consumer sentiment boosted expectations for two additional rate hikes before the end of 2018. At that September meeting, the Fed raised the federal funds rate to 2.25%, while signaling the likelihood of another 0.25% hike in December. As the yield curve flattened, credit-sensitive markets came under pressure and high-yield spreads started to widen. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

      In mid-December 2018, the Fed met expectations and once again raised short-term rates by a quarter-point, to the 2.25% to 2.50% range, while foreshadowing two additional increases in 2019. In the wake of the last increase, market participants began to fear that policymakers would overshoot on rates, despite an increasingly uncertain outlook for global economic growth. Those concerns led to a spike in market volatility as "risk" assets sold off. Meanwhile, the 10-year Treasury yield declined from 3.05% to 2.69% over the last three months of 2018, driven by a global flight-to-safety trade that saw investors seek refuge (in Treasuries) from increased market volatility. Within high-yield corporates, energy issues were especially hard hit during the late-2018 market slump, as the price of crude oil plummeted on high supply driven in part by an unexpected loosening of U.S. sanctions on Iran and concerns that slower global economic growth would affect demand.

      However, risk-oriented assets quickly rebounded in January of 2019 as the Fed adopted a less-aggressive tone on monetary policy, signaling that it would become more "data dependent" with regard to additional rate hikes, thus indicating a likely pause on further increases, at least for the time

                           Pioneer High Income Trust | Annual Report | 3/31/19 5 being. The Fed also announced a September 2019 end to its balance-sheet reduction program -- earlier than initially planned -- and stated that it would begin reinvesting some of its portfolio of maturing mortgage-backed securities (MBS) into Treasuries. The end of the balance-sheet reduction program likely assures that the Fed's excess reserves will remain large. In addition, signs of progress on trade matters, a recovery in oil prices, and solid corporate earnings results helped boost investor sentiment in the early months of 2019. The upward trend continued in February, although the pace of gains moderated. Economic data came in a bit softer in March, and the markets became more volatile in response. Despite those obstacles, the positive market momentum as well as spread tightening across the yield spectrum continued through the end of the 12-month period, as Treasury yields moved lower.

      Even with the sharp declines seen in late 2018, high-yield corporate bonds in aggregate finished the 12-month period in solidly positive territory. Strong corporate profit growth and lower corporate taxes helped maintain a low high-yield default rate by historical standards, while shrinking high-yield issuance -- for the third consecutive year -- helped support bond prices, despite substantially higher levels of market volatility.

      Within the high-yield market, lower-rated issues generally lagged the performance of higher-rated credits over the 12-month period. For example, CCC-rated bonds returned 3.5% for the 12 months, while BB-rated bonds returned 6.1% (according to ICE BofA ML indices).

Q What factors affected the Trust's performance relative to its benchmark during the 12-month period ended March 31, 2019?

A In broad terms, the Trust's 10% overweight to lower-quality issues in the CCC-rated range detracted from benchmark-relative performance, as that segment of the high-yield market lagged higher-quality securities over the 12-month period. In addition, a modest portfolio overweight to energy issues weighed on the Trust's benchmark-relative returns as oil-price volatility negatively affected the sector. Our preference for issuers in the oil services and midstream pipeline segments of the energy sector helped to counter, at least partially, the negative effects of the Trust's overweight to energy, as short-term changes in oil prices affected those companies less directly than other energy companies.

6 Pioneer High Income Trust | Annual Report | 3/31/19

      The Trust had modest allocations to cash and floating-rate bank loans during the period, as we sought to buffer performance in the event of rising interest rates. The returns of both the cash and the loans lagged high-yield market returns over the 12-month period, and detracted from the Trust's benchmark-relative performance. Another investment decision that detracted from the Trust's benchmark-relative returns was an out-of-index allocation to insurance-linked securities (ILS), which are sponsored by insurers to help mitigate the risk of having to pay damage claims in the wake of natural disasters. ILS generated positive absolute returns over the 12-month period, but they underperformed relative to the high-yield market in general. We continue to view exposure to ILS as helping to bolster the income and risk-reward profile of the portfolio over the long-term.

      With respect to individual names, the biggest performance detractors within the portfolio during the 12-month period were mostly holdings of energy issuers, including Sanchez Energy, Great Western Petroleum, and Extraction Oil & Gas. Sanchez Energy reported a series of poor quarterly results, which led to concerns about whether the drilling company would have enough cash to complete its planned projects. We trimmed the Trust's position during the period. Great Western Petroleum and Extraction Oil & Gas, a pair of Colorado shale-oil producers, saw their bond prices decline amidst a difficult political climate highlighted by attempts aimed at limiting drilling in their home state. Outside of energy, a position in Windstream Communications detracted from the Trust's performance, as the company filed for bankruptcy after losing a lawsuit brought by a hedge fund bondholder objecting to the wireline provider's spinoff of its telecommunications network assets into a leasing business (Uniti). A separate position in Uniti, which is a real estate investment trust, mitigated to a certain degree the drag on the Trust's return from exposure to Windstream, as Uniti's bond rallied late in the 12-month period when uncertainties regarding Windstream's future came into clearer focus.

      On the positive side, the portfolio's position in Talen Energy was the leading individual contributor to the Trust's performance for the period, as the highly leveraged independent power producer refinanced a portion of its bonds maturing in 2021. We sold the portfolio's holdings at close to par (face) value, which resulted in a gain for the Trust. In a similar vein, a refinancing by multinational airplane and train manufacturer Bombardier aided the Trust's performance, as those bonds, too, were bought out at par value. Holdings of drug company Bausch Health (formerly Valeant Pharmaceuticals) also contributed positively to the Trust's performance

                           Pioneer High Income Trust | Annual Report | 3/31/19 7 during the 12-month period. Investor sentiment with respect to Bausch's debt continued to improve over the period as new management showed progress on addressing the company's high debt level accumulated during a string of acquisitions, while taking steps to move the firm toward a more sustainable business model.

      Finally, the Trust's below-benchmark stance (-11%) with respect to overall portfolio duration weighed modestly on relative returns as yields declined along most of the Treasury curve over the 12-month period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Q Did the Trust's dividend change during the 12-month period ended March 31, 2019?

A The Trust's dividend** increased from 6.50 cents per share to 6.75 cents per share over the final two months of the period, based on management's assessment of a sustainable level of income-generation for the portfolio over the next several quarters.

Q Did the level of leverage in the Trust change during the 12-month period ended March 31, 2019?

A     The Trust employs leverage through a credit agreement.

      At the end of the 12-month period ended March 31, 2019, 30.2% of the Trust's total managed assets were financed by leverage, or borrowed funds, compared with 28.9% of the Trust's total managed assets financed by leverage at the start of the period on April 1, 2018. The absolute amount of funds borrowed by the Trust did not change. The increase in the percentage of leveraged funds was the result of a reduction of the aggregate net asset value of the Trust's holdings.

Q Did the Trust have any investments in derivative securities during the 12-month period ended March 31, 2019? If so, did the investments have a material effect on the Trust's performance?

A Yes, the Trust had investments in foreign forward currency transactions during the period, which had a slight positive impact on benchmark-relative performance. The Trust also had a position in CDX (a credit default swap index security), which was a positive performance contributor during the period.

**    Dividends are not guaranteed.

8 Pioneer High Income Trust | Annual Report | 3/31/19

Q     What is your investment outlook?

A In our view, credit-market fundamentals remain supportive of high yield as an asset class. The outlook for economic growth and corporate earnings remains positive; unemployment is low; wages have been trending modestly higher; and consumer balance sheets are sound in aggregate. While expectations for the domestic economy in 2019 project growth rates in the modest 2% to 2.5% range -- although first-quarter growth significantly exceeded those figures -- high yield as an asset class typically has not required rapid economic growth for fundamentals to remain solid. In addition, there has been restraint in high-yield issuance with respect to lower-rated deals in the CCC-quality range, as well as deals designed to finance large leveraged buyouts or special dividend payouts by companies.

      One of the risks to this outlook is slowing economic growth overseas, as the economies of China and Europe turned in disappointing performance in 2018, which led to central-bank easing policies that could help improve conditions going forward. Another risk is the U.S./China trade dispute. While the rift does not appear to have weighed heavily on the global economy to date, any adverse development on that front would not be supportive of investors' appetites for riskier assets. In addition, with 2020 an election year in the U.S., the run-up to the presidential election campaign has the potential to blur the outlook.

      The rise in Treasury yields and widening of credit spreads have reduced some of the pressure on the portfolio's yield. At the same time, the expectation of a more moderate Fed monetary policy has reduced upward pressure on the cost of the Trust's liabilities. The rate at which the Trust was losing higher-yielding securities to debt refinancing has moderated, which led us to implement a modest increase in the dividend, as we mentioned earlier.

      As always, we will focus on intensive credit research when picking the Trust's investments, by examining the fundamentals and risks associated with each individual security.

                           Pioneer High Income Trust | Annual Report | 3/31/19 9

Please refer to the Schedule of Investments on pages 15-38 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

The Fund may invest in insurance-linked securities, including event-linked bonds. The return of principal and the payment of interest and/or dividends on insurance linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities held by the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities held by the Trust will generally rise.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

10 Pioneer High Income Trust | Annual Report | 3/31/19

The Trust is required to meet certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                          Pioneer High Income Trust | Annual Report | 3/31/19 11

Portfolio Summary | 3/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           82.4%
Senior Secured Floating Rate Loan Interests                                4.6%
Convertible Corporate Bonds                                                2.8%
Insurance-Linked Securities                                                2.6%
U.S. Government and Agency Obligations                                     2.5%
Preferred Stocks                                                           1.6%
Convertible Preferred Stocks                                               1.5%
Foreign Government Bonds                                                   1.1%
Commercial Mortgage-Backed Securities                                      0.4%
Asset Backed Securities                                                    0.2%
Common Stocks                                                              0.2%
Over The Counter (OTC) Currency Put Options Purchased                      0.1%
Rights/Warrants                                                            0.0%+

+     Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Bills, 4/9/19                                                                   2.56%
-------------------------------------------------------------------------------------------------------
 2. Hanover Insurance Corp., 7.625%, 10/15/25                                                     1.48
-------------------------------------------------------------------------------------------------------
 3. Meritor, Inc., 7.875%, 3/1/26                                                                 1.17
-------------------------------------------------------------------------------------------------------
 4. Resolute Energy Corp., 8.5%, 5/1/20                                                           1.16
-------------------------------------------------------------------------------------------------------
 5. Liberty Mutual Group, Inc., 10.75% (3 Month USD LIBOR + 712 bps), 6/15/58 (144A)              1.09
-------------------------------------------------------------------------------------------------------
 6. Bank of America Corp., 7.25%                                                                  1.06
-------------------------------------------------------------------------------------------------------
 7. Hercules LLC, 6.5%, 6/30/29                                                                   0.98
-------------------------------------------------------------------------------------------------------
 8. Basell Finance Co. BV, 8.1%, 3/15/27 (144A)                                                   0.96
-------------------------------------------------------------------------------------------------------
 9. Fixed Income Trust, Series 2013-A, 0.0%, 10/15/97 (144A)                                      0.96
-------------------------------------------------------------------------------------------------------
10. Cardtronics, Inc./Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)                                  0.92
-------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

12 Pioneer High Income Trust | Annual Report | 3/31/19

Prices and Distributions | 3/31/19

Market Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      3/31/19                3/31/18
--------------------------------------------------------------------------------
           Market Value                $8.95                  $9.39
--------------------------------------------------------------------------------
            Discount                   (9.7)%                (10.7)%
--------------------------------------------------------------------------------

Net Asset Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      3/31/19                3/31/18
--------------------------------------------------------------------------------
           Net Asset Value             $9.91                  $10.52
--------------------------------------------------------------------------------

Distributions per Share: 4/1/18 - 3/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Net Investment          Short-Term          Long-Term
                    Income              Capital Gains       Capital Gains
--------------------------------------------------------------------------------
                   $0.7850                 $ --                $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      3/31/19                3/31/18
--------------------------------------------------------------------------------
        30-Day SEC Yield               8.15%                  8.01%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com.

                          Pioneer High Income Trust | Annual Report | 3/31/19 13

Performance Update | 3/31/19

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust during the periods shown, compared to that of the ICE BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of March 31, 2019)
---------------------------------------------------
               Net                     ICE BofA
               Asset                   ML U.S.
               Value       Market      High Yield
Period         (NAV)       Price       Index
---------------------------------------------------
10 years       14.78%      12.18%      11.24%
5 years         2.64       -3.92        4.70
1 year          2.79        4.00        5.94
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer High   ICE BofA ML US
              Income Trust   High Yield Index
3/09          $10,000        $10,000
3/10          $21,969        $15,722
3/11          $26,390        $17,951
3/12          $29,433        $18,963
3/13          $33,155        $21,448
3/14          $38,540        $23,062
3/15          $30,725        $23,536
3/16          $27,233        $22,597
3/17          $29,475        $26,410
3/18          $30,342        $27,386
3/19          $31,555        $29,011

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The ICE Bank of America Merrill Lynch U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

14 Pioneer High Income Trust | Annual Report | 3/31/19

Schedule of Investments | 3/31/19

------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                     Value
------------------------------------------------------------------------------------------------------------------------
                                    UNAFFILIATED ISSUERS -- 141.8%
                                    COMMON STOCKS -- 0.2% of Net Assets
                                    Construction & Engineering -- 0.0%+
           1,307,384(a)             Abengoa SA, Class B                                                    $      12,315
                                                                                                           -------------
                                    Total Construction & Engineering                                       $      12,315
------------------------------------------------------------------------------------------------------------------------
                                    Health Care Technology -- 0.0%+
             244,563^(a)            Medical Card System, Inc.                                              $       2,446
                                                                                                           -------------
                                    Total Health Care Technology                                           $       2,446
------------------------------------------------------------------------------------------------------------------------
                                    Oil, Gas & Consumable Fuels -- 0.1%
              65,597^(a)            PetroQuest Energy, Inc.                                                $     209,703
                                                                                                           -------------
                                    Total Oil, Gas & Consumable Fuels                                      $     209,703
------------------------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 0.1%
              19,026(a)             Teva Pharmaceutical Industries, Ltd. (A.D.R.)                          $     298,328
                                                                                                           -------------
                                    Total Pharmaceuticals                                                  $     298,328
------------------------------------------------------------------------------------------------------------------------
                                    Specialty Retail -- 0.0%+
              68,241^(a)            Targus Cayman SubCo., Ltd.                                             $     141,941
                                                                                                           -------------
                                    Total Specialty Retail                                                 $     141,941
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL COMMON STOCKS
                                    (Cost $1,654,378)                                                      $     664,733
------------------------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE PREFERRED STOCKS --
                                    2.2% of Net Assets
                                    Banks -- 2.2%
               3,355(b)             Bank of America Corp., 7.25%                                           $   4,367,774
               1,600(b)             Wells Fargo & Co., 7.5%                                                    2,067,760
                                                                                                           -------------
                                    Total Banks                                                            $   6,435,534
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE PREFERRED STOCKS
                                    (Cost $5,158,210)                                                      $   6,435,534
------------------------------------------------------------------------------------------------------------------------
                                    PREFERRED STOCKS -- 2.3% of Net Assets
                                    Banks -- 1.2%
             132,750(c)             GMAC Capital Trust I, 8.469% (3 Month USD LIBOR +
                                    579 bps), 2/15/40                                                      $   3,456,810
                                                                                                           -------------
                                    Total Banks                                                            $   3,456,810
------------------------------------------------------------------------------------------------------------------------
                                    Chemicals -- 0.0%+
           1,062,203^(a)            Pinnacle Agriculture                                                   $     106,220
                                                                                                           -------------
                                    Total Chemicals                                                        $     106,220
------------------------------------------------------------------------------------------------------------------------
                                    Diversified Financial Services -- 1.1%
               3,000(b)(c)          Compeer Financial ACA, 6.75% (USD LIBOR +
                                    500 bps) (144A)                                                        $   3,075,000
                                                                                                           -------------
                                    Total Diversified Financial Services                                   $   3,075,000
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL PREFERRED STOCKS
                                    (Cost $7,201,120)                                                      $   6,638,030
------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/19 15

------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
------------------------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES --
                                    0.3% of Net Assets
             660,000(c)             GMAT Trust, Series 2013-1A, Class M, 5.0%,
                                    11/25/43 (144A)                                                        $     397,420
             300,000                InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
                                    11/15/46 (144A)                                                              305,957
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $938,719)                                                        $     703,377
------------------------------------------------------------------------------------------------------------------------
                                    COMMERCIAL MORTGAGE-BACKED SECURITIES --
                                    0.5% of Net Assets
             710,000(d)             Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
                                    14.736% (1 Month USD LIBOR + 1,225 bps),
                                    2/25/49 (144A)                                                         $     744,588
             500,000(c)             Morgan Stanley Bank of America Merrill Lynch Trust,
                                    Series 2014-C17, Class D, 4.703%, 8/15/47 (144A)                             472,819
             300,000(c)             Wells Fargo Commercial Mortgage Trust, Series
                                    2014-LC18, Class D, 3.957%, 12/15/47 (144A)                                  273,031
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                                    (Cost $1,416,564)                                                      $   1,490,438
------------------------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE CORPORATE BONDS --
                                    3.9% of Net Assets
                                    Auto Parts & Equipment -- 1.6%
           2,625,000                Meritor, Inc., 7.875%, 3/1/26                                          $   4,786,096
                                                                                                           -------------
                                    Total Auto Parts & Equipment                                           $   4,786,096
------------------------------------------------------------------------------------------------------------------------
                                    Banks -- 0.0%+
IDR    1,422,679,000^               PT Bakrie & Brothers Tbk, 0.0%, 12/22/22                               $       9,991
                                                                                                           -------------
                                    Total Banks                                                            $       9,991
------------------------------------------------------------------------------------------------------------------------
                                    Biotechnology -- 0.6%
           2,000,000                Medicines Co., 2.75%, 7/15/23                                          $   1,682,530
                                                                                                           -------------
                                    Total Biotechnology                                                    $   1,682,530
------------------------------------------------------------------------------------------------------------------------
                                    Chemicals -- 1.4%
           4,000,000(e)             Hercules LLC, 6.5%, 6/30/29                                            $   4,030,000
                                                                                                           -------------
                                    Total Chemicals                                                        $   4,030,000
------------------------------------------------------------------------------------------------------------------------
                                    Healthcare-Products -- 0.3%
           1,250,000                Endologix, Inc., 3.25%, 11/1/20                                        $     855,875
                                                                                                           -------------
                                    Total Healthcare-Products                                              $     855,875
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE CORPORATE BONDS
                                    (Cost $8,040,855)                                                      $  11,364,492
------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Trust | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
------------------------------------------------------------------------------------------------------------------------
                                    CORPORATE BONDS -- 116.9% of Net Assets
                                    Advertising -- 0.9%
           3,060,000                MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                $   2,532,150
                                                                                                           -------------
                                    Total Advertising                                                      $   2,532,150
------------------------------------------------------------------------------------------------------------------------
                                    Aerospace & Defense -- 1.3%
             837,000                Bombardier, Inc., 7.5%, 3/15/25 (144A)                                 $     861,064
           1,921,000                Bombardier, Inc., 7.875%, 4/15/27 (144A)                                   1,981,608
             745,000                Kratos Defense & Security Solutions, Inc., 6.5%,
                                    11/30/25 (144A)                                                              785,044
                                                                                                           -------------
                                    Total Aerospace & Defense                                              $   3,627,716
------------------------------------------------------------------------------------------------------------------------
                                    Agriculture -- 0.2%
           1,037,796                Pinnacle Operating Corp., 9.0%, 5/15/23 (144A)                         $     539,654
                                                                                                           -------------
                                    Total Agriculture                                                      $     539,654
------------------------------------------------------------------------------------------------------------------------
                                    Auto Manufacturers -- 1.2%
           1,095,000                Ford Motor Credit Co. LLC, 5.584%, 3/18/24                             $   1,110,627
           2,200,000                JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)                          2,206,226
                                                                                                           -------------
                                    Total Auto Manufacturers                                               $   3,316,853
------------------------------------------------------------------------------------------------------------------------
                                    Auto Parts & Equipment -- 2.2%
           2,000,000                American Axle & Manufacturing, Inc., 6.5%, 4/1/27                      $   1,935,600
             600,000                Dana Financing Luxembourg S.a.r.l., 5.75%,
                                    4/15/25 (144A)                                                               600,000
EUR          360,000(f)             IHO Verwaltungs GmbH, 3.25% (4.0% PIK or 0.0% cash),
                                    9/15/23 (144A)                                                               410,866
EUR          840,000(f)             IHO Verwaltungs GmbH, 3.75% (4.5% PIK or 0.0% cash),
                                    9/15/26 (144A)                                                               958,592
             330,000                Meritor, Inc., 6.25%, 2/15/24                                                339,075
           2,134,000                Titan International, Inc., 6.5%, 11/30/23                                  1,965,947
                                                                                                           -------------
                                    Total Auto Parts & Equipment                                           $   6,210,080
------------------------------------------------------------------------------------------------------------------------
                                    Banks -- 5.9%
           1,200,000                Access Bank Plc, 10.5%, 10/19/21 (144A)                                $   1,298,112
             200,000(c)             Banco Nacional de Comercio Exterior SNC, 3.8% (5 Year
                                    CMT Index + 300 bps), 8/11/26 (144A)                                         195,502
             600,000(b)(c)          Bank of America Corp., 6.5% (3 Month USD LIBOR +
                                    417 bps)                                                                     651,024
           1,800,000(b)(c)          Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                       1,803,060
             700,000(b)(c)          Credit Suisse Group AG, 7.5% (5 Year USD Swap Rate +
                                    460 bps) (144A)                                                              740,211
           2,205,000                Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                            1,956,937
           2,415,000                Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                              2,143,313
           1,239,000(b)(c)          Goldman Sachs Capital II, 4.0% (3 Month USD LIBOR +
                                    77 bps)                                                                      954,030

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/19 17

------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
------------------------------------------------------------------------------------------------------------------------
                                    Banks -- (continued)
             675,000(b)(c)          Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate +
                                    546 bps) (144A)                                                        $     637,875
           3,415,000                Provident Funding Associates LP/PFG Finance Corp.,
                                    6.375%, 6/15/25 (144A)                                                     3,107,650
             200,000(b)(c)          Royal Bank of Scotland Group Plc, 7.5% (5 Year USD
                                    Swap Rate + 580 bps)                                                         203,750
           2,250,000(b)(c)          Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
                                    Swap Rate + 760 bps)                                                       2,396,250
             980,000(b)(c)          Societe Generale SA, 7.375% (5 Year USD Swap Rate +
                                    624 bps) (144A)                                                            1,010,625
                                                                                                           -------------
                                    Total Banks                                                            $  17,098,339
------------------------------------------------------------------------------------------------------------------------
                                    Building Materials -- 0.2%
             400,000                Griffon Corp., 5.25%, 3/1/22                                           $     393,500
             395,000                Summit Material LLC/Summit Materials Finance Corp.,
                                    6.5%, 3/15/27 (144A)                                                         398,950
                                                                                                           -------------
                                    Total Building Materials                                               $     792,450
------------------------------------------------------------------------------------------------------------------------
                                    Chemicals -- 3.2%
           3,250,000                Basell Finance Co. BV, 8.1%, 3/15/27 (144A)                            $   3,951,197
             210,000                Blue Cube Spinco LLC, 9.75%, 10/15/23                                        233,625
             210,000                Blue Cube Spinco LLC, 10.0%, 10/15/25                                        240,251
             420,000                CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%,
                                    6/15/23 (144A)                                                               439,950
           2,125,000                Kraton Polymers LLC/Kraton Polymers Capital Corp.,
                                    7.0%, 4/15/25 (144A)                                                       2,146,250
           2,316,000                Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
                                    4/1/25 (144A)                                                              2,049,660
                                                                                                           -------------
                                    Total Chemicals                                                        $   9,060,933
------------------------------------------------------------------------------------------------------------------------
                                    Coal -- 0.6%
           1,679,000                SunCoke Energy Partners LP/SunCoke Energy Partners
                                    Finance Corp., 7.5%, 6/15/25 (144A)                                    $   1,699,987
                                                                                                           -------------
                                    Total Coal                                                             $   1,699,987
------------------------------------------------------------------------------------------------------------------------
                                    Commercial Services -- 3.2%
           3,850,000                Cardtronics, Inc./Cardtronics USA, Inc., 5.5%,
                                    5/1/25 (144A)                                                          $   3,763,375
           1,025,000                Carriage Services, Inc., 6.625%, 6/1/26 (144A)                             1,048,062
           2,010,000                StoneMor Partners LP/Cornerstone Family Services of
                                    West Virginia Subsidiary, 7.875%, 6/1/21                                   1,798,950
           1,340,000                Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                          1,090,425
             520,000                United Rentals North America, Inc., 6.5%, 12/15/26                           547,300
             862,000                Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                                 859,845
                                                                                                           -------------
                                    Total Commercial Services                                              $   9,107,957
------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Trust | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
------------------------------------------------------------------------------------------------------------------------
                                    Computers -- 1.5%
             555,000                Dell International LLC/EMC Corp., 7.125%,
                                    6/15/24 (144A)                                                         $     588,495
           1,975,000                GCI LLC, 6.75%, 6/1/21                                                     1,984,875
           1,725,000                GCI LLC, 6.875%, 4/15/25                                                   1,800,469
                                                                                                           -------------
                                    Total Computers                                                        $   4,373,839
------------------------------------------------------------------------------------------------------------------------
                                    Distribution & Wholesale -- 1.2%
           1,410,000                Global Partners LP/GLP Finance Corp., 6.25%, 7/15/22                   $   1,392,375
           2,175,000                Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23                        2,153,250
                                                                                                           -------------
                                    Total Distribution & Wholesale                                         $   3,545,625
------------------------------------------------------------------------------------------------------------------------
                                    Diversified Financial Services -- 5.8%
           1,240,000                Avation Capital SA, 6.5%, 5/15/21 (144A)                               $   1,238,450
           3,105,000                Credito Real SAB de CV SOFOM ER, 9.5%,
                                    2/7/26 (144A)                                                              3,276,706
           3,000,000^(g)            Fixed Income Trust, Series 2013-A, 0.0%,
                                    10/15/97 (144A)                                                            3,948,626
           1,030,000                Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375%,
                                    4/1/20 (144A)                                                              1,030,000
             384,000                Nationstar Mortgage Holdings, Inc., 8.125%,
                                    7/15/23 (144A)                                                               395,520
           1,000,000                Nationstar Mortgage Holdings, Inc., 9.125%,
                                    7/15/26 (144A)                                                             1,015,000
             425,000                Nationstar Mortgage LLC/Nationstar Capital Corp.,
                                    6.5%, 7/1/21                                                                 425,000
           2,845,000                Nationstar Mortgage LLC/Nationstar Capital Corp.,
                                    6.5%, 6/1/22                                                               2,800,547
             735,000                Navient Corp., 6.625%, 7/26/21                                               768,075
           1,290,000                Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,
                                    6.375%, 12/15/22 (144A)                                                    1,325,475
             500,000                Quicken Loans, Inc., 5.75%, 5/1/25 (144A)                                    501,750
                                                                                                           -------------
                                    Total Diversified Financial Services                                   $  16,725,149
------------------------------------------------------------------------------------------------------------------------
                                    Electric -- 5.6%
           3,281,000                Calpine Corp., 5.75%, 1/15/25                                          $   3,264,595
             825,000                Cemig Geracao e Transmissao SA, 9.25%,
                                    12/5/24 (144A)                                                               894,094
           1,010,000(c)             Enel S.p.A., 8.75% (5 Year USD Swap Rate + 588 bps),
                                    9/24/73 (144A)                                                             1,107,162
             525,000                NRG Energy, Inc., 6.25%, 5/1/24                                              542,063
           2,915,000                NRG Energy, Inc., 6.625%, 1/15/27                                          3,137,269
             950,000                NRG Energy, Inc., 7.25%, 5/15/26                                           1,045,181
           1,523,975                NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
                                    12/15/25 (144A)                                                            1,630,653
             735,776                Stoneway Capital Corp., 10.0%, 3/1/27 (144A)                                 711,863
              52,000                Talen Energy Supply LLC, 4.6%, 12/15/21                                       50,310

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/19 19

------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
------------------------------------------------------------------------------------------------------------------------
                                    Electric -- (continued)
           2,986,000                Vistra Energy Corp., 8.0%, 1/15/25 (144A)                              $   3,176,357
             631,000                Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)                            656,240
                                                                                                           -------------
                                    Total Electric                                                         $  16,215,787
------------------------------------------------------------------------------------------------------------------------
                                    Energy-Alternate Sources -- 0.9%
           2,620,000(g)             TerraForm Power Operating LLC, 6.625%,
                                    6/15/25 (144A)                                                         $   2,744,450
                                                                                                           -------------
                                    Total Energy-Alternate Sources                                         $   2,744,450
------------------------------------------------------------------------------------------------------------------------
                                    Engineering & Construction -- 0.3%
             497,464(f)             Abengoa Abenewco 2 SAU, 1.5% (1.25% PIK or 0.25%
                                    cash), 3/31/23 (144A)                                                  $       2,467
             975,000                Tutor Perini Corp., 6.875%, 5/1/25 (144A)                                    971,471
                                                                                                           -------------
                                    Total Engineering & Construction                                       $     973,938
------------------------------------------------------------------------------------------------------------------------
                                    Entertainment -- 6.1%
           1,500,000                AMC Entertainment Holdings, Inc., 5.875%, 11/15/26                     $   1,353,750
           1,275,000                AMC Entertainment Holdings, Inc., 6.125%, 5/15/27                          1,152,281
EUR        1,025,000                Cirsa Finance International S.a.r.l., 6.25%,
                                    12/20/23 (144A)                                                            1,212,801
             950,000                Cirsa Finance International S.a.r.l., 7.875%,
                                    12/20/23 (144A)                                                              980,875
           1,240,000                Codere Finance 2 Luxembourg SA, 7.625%,
                                    11/1/21 (144A)                                                             1,174,801
           1,325,000                Eldorado Resorts, Inc., 6.0%, 4/1/25                                       1,341,563
           3,369,000                Enterprise Development Authority, 12.0%,
                                    7/15/24 (144A)                                                             3,419,535
             395,000                International Game Technology Plc, 6.25%,
                                    1/15/27 (144A)                                                               404,875
EUR        1,575,000                Intralot Capital Luxembourg SA, 6.75%, 9/15/21 (144A)                      1,315,540
           1,225,000                Scientific Games International, Inc., 6.25%, 9/1/20                        1,225,000
           2,350,000                Scientific Games International, Inc., 6.625%, 5/15/21                      2,367,625
             571,000                Scientific Games International, Inc., 8.25%,
                                    3/15/26 (144A)                                                               582,791
           1,399,000                Scientific Games International, Inc., 10.0%, 12/1/22                       1,470,139
                                                                                                           -------------
                                    Total Entertainment                                                    $  18,001,576
------------------------------------------------------------------------------------------------------------------------
                                    Environmental Control -- 1.5%
           1,691,000                Covanta Holding Corp., 6.0%, 1/1/27                                    $   1,691,000
           2,521,000                Tervita Escrow Corp., 7.625%, 12/1/21 (144A)                               2,502,093
                                                                                                           -------------
                                    Total Environmental Control                                            $   4,193,093
------------------------------------------------------------------------------------------------------------------------
                                    Food -- 6.4%
           2,250,000                Albertsons Cos., LLC/Safeway, Inc./New Albertsons
                                    LP/Albertson's LLC, 5.75%, 3/15/25                                     $   2,134,687
             531,000                Albertsons Cos., LLC/Safeway, Inc./New Albertsons
                                    LP/Albertson's LLC, 7.5%, 3/15/26 (144A)                                     546,266

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Trust | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
------------------------------------------------------------------------------------------------------------------------
                                    Food -- (continued)
             950,000                C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                      $     953,562
           1,775,000                JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
                                    2/15/28 (144A)                                                             1,837,125
           1,196,000                MARB BondCo Plc, 6.875%, 1/19/25 (144A)                                    1,163,110
             750,000                Marfrig Holdings Europe BV, 8.0%, 6/8/23 (144A)                              773,437
           1,200,000                Marfrig Holdings Europe BV, 11.25%, 9/20/21 (144A)                         1,212,000
           1,240,000                Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                                1,230,576
           2,492,000                Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                              2,510,690
           1,250,000                Post Holdings, Inc., 5.0%, 8/15/26 (144A)                                  1,215,625
           2,000,000                Post Holdings, Inc., 5.625%, 1/15/28 (144A)                                1,985,000
             400,000                Simmons Foods, Inc., 5.75%, 11/1/24 (144A)                                   351,000
           2,618,000                Simmons Foods, Inc., 7.75%, 1/15/24 (144A)                                 2,788,170
                                                                                                           -------------
                                    Total Food                                                             $  18,701,248
------------------------------------------------------------------------------------------------------------------------
                                    Forest Products & Paper -- 1.6%
           1,655,000                Eldorado International Finance GmbH, 8.625%,
                                    6/16/21 (144A)                                                         $   1,725,768
           2,766,000                Schweitzer-Mauduit International, Inc., 6.875%,
                                    10/1/26 (144A)                                                             2,766,000
                                                                                                           -------------
                                    Total Forest Products & Paper                                          $   4,491,768
------------------------------------------------------------------------------------------------------------------------
                                    Healthcare-Products -- 0.4%
EUR          450,000                Avantor, Inc., 4.75%, 10/1/24 (144A)                                   $     523,477
             754,000                Avantor, Inc., 6.0%, 10/1/24 (144A)                                          782,275
                                                                                                           -------------
                                    Total Healthcare-Products                                              $   1,305,752
------------------------------------------------------------------------------------------------------------------------
                                    Healthcare-Services -- 3.0%
           1,000,000                CHS/Community Health Systems, Inc., 6.25%, 3/31/23                     $     940,900
             610,000(g)             CHS/Community Health Systems, Inc., 11.0%,
                                    6/30/23 (144A)                                                               497,534
           2,540,000                RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                                    5/1/23 (144A)                                                              2,701,925
           2,396,000                Surgery Centre Holdings, Inc., 10.0%, 4/15/27 (144A)                       2,431,940
           2,250,000                West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)                        2,188,125
                                                                                                           -------------
                                    Total Healthcare-Services                                              $   8,760,424
------------------------------------------------------------------------------------------------------------------------
                                    Home Builders -- 3.0%
             475,000                Beazer Homes USA, Inc., 6.75%, 3/15/25                                 $     449,469
           1,235,000                Beazer Homes USA, Inc., 8.75%, 3/15/22                                     1,291,810
             800,000                Brookfield Residential Properties, Inc., 6.375%,
                                    5/15/25 (144A)                                                               768,000
           1,500,000                KB Home, 7.0%, 12/15/21                                                    1,605,000
             790,000                KB Home, 7.5%, 9/15/22                                                       863,075
           1,035,000                KB Home, 7.625%, 5/15/23                                                   1,126,856
           2,000,000                Lennar Corp., 5.0%, 6/15/27                                                2,005,000

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/19 21

------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
------------------------------------------------------------------------------------------------------------------------
                                    Home Builders -- (continued)
             565,000                Taylor Morrison Communities, Inc./Taylor Morrison
                                    Holdings II, Inc., 5.625%, 3/1/24 (144A)                               $     557,785
                                                                                                           -------------
                                    Total Home Builders                                                    $   8,666,995
------------------------------------------------------------------------------------------------------------------------
                                    Insurance -- 4.2%
           5,300,000                Hanover Insurance Corp., 7.625%, 10/15/25                              $   6,092,978
           3,075,000(c)             Liberty Mutual Group, Inc., 10.75% (3 Month USD
                                    LIBOR + 712 bps), 6/15/58 (144A)                                           4,489,500
           1,100,000                MetLife, Inc., 10.75%, 8/1/39                                              1,661,000
                                                                                                           -------------
                                    Total Insurance                                                        $  12,243,478
------------------------------------------------------------------------------------------------------------------------
                                    Iron & Steel -- 0.9%
           2,300,000                Commercial Metals Co., 5.375%, 7/15/27                                 $   2,213,750
             165,000                Commercial Metals Co., 5.75%, 4/15/26                                        164,587
                                                                                                           -------------
                                    Total Iron & Steel                                                     $   2,378,337
------------------------------------------------------------------------------------------------------------------------
                                    Leisure Time -- 1.8%
             540,000                Silversea Cruise Finance, Ltd., 7.25%, 2/1/25 (144A)                   $     584,010
           1,673,000                Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                               1,627,829
           2,790,000                Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                                2,831,850
                                                                                                           -------------
                                    Total Leisure Time                                                     $   5,043,689
------------------------------------------------------------------------------------------------------------------------
                                    Lodging -- 1.3%
             680,000                Hilton Grand Vacations Borrower LLC/Hilton Grand
                                    Vacations Borrower, Inc., 6.125%, 12/1/24                              $     705,500
           1,700,000                MGM Resorts International, 6.0%, 3/15/23                                   1,793,500
           1,500,000                Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
                                    5.25%, 5/15/27 (144A)                                                      1,417,500
                                                                                                           -------------
                                    Total Lodging                                                          $   3,916,500
------------------------------------------------------------------------------------------------------------------------
                                    Media -- 1.8%
           1,085,000                Altice Financing SA, 6.625%, 2/15/23 (144A)                            $   1,109,412
             300,000                Altice Finco SA, 8.125%, 1/15/24 (144A)                                      303,750
             535,000                CBS Radio, Inc., 7.25%, 11/1/24 (144A)                                       532,325
             979,000                Clear Channel Worldwide Holdings, Inc., 9.25%,
                                    2/15/24 (144A)                                                             1,037,740
             670,000                CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                       684,171
           1,057,000                Gray Television, Inc., 7.0%, 5/15/27 (144A)                                1,123,063
             265,000                Salem Media Group, Inc., 6.75%, 6/1/24 (144A)                                239,825
                                                                                                           -------------
                                    Total Media                                                            $   5,030,286
------------------------------------------------------------------------------------------------------------------------
                                    Metal Fabricate & Hardware -- 0.5%
           1,000,000                Novelis Corp., 5.875%, 9/30/26 (144A)                                  $     996,250
             635,000                Zekelman Industries, Inc., 9.875%, 6/15/23 (144A)                            674,688
                                                                                                           -------------
                                    Total Metal Fabricate & Hardware                                       $   1,670,938
------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Trust | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
------------------------------------------------------------------------------------------------------------------------
                                    Mining -- 3.9%
             320,000                Alcoa Nederland Holding BV, 6.125%, 5/15/28 (144A)                     $     329,600
             670,000                Aleris International, Inc., 10.75%, 7/15/23 (144A)                           703,500
             329,047(f)             Boart Longyear Management Pty, Ltd., 10.0% (0.0% PIK
                                    or 10.0% cash), 12/31/22                                                     286,271
           1,500,000                Coeur Mining, Inc., 5.875%, 6/1/24                                         1,443,750
             375,000                First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)                          347,812
           1,750,000                First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)                         1,710,625
           2,420,000                Freeport-McMoRan, Inc., 3.55%, 3/1/22                                      2,392,775
             600,000                Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                                 621,000
           1,236,000                Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                              1,268,445
           2,000,000                Joseph T Ryerson & Son, Inc., 11.0%, 5/15/22 (144A)                        2,110,000
             145,000                Teck Resources, Ltd., 8.5%, 6/1/24 (144A)                                    155,468
                                                                                                           -------------
                                    Total Mining                                                           $  11,369,246
------------------------------------------------------------------------------------------------------------------------
                                    Miscellaneous Manufacturers -- 0.1%
             320,000                Koppers, Inc., 6.0%, 2/15/25 (144A)                                    $     312,800
                                                                                                           -------------
                                    Total Miscellaneous Manufacturers                                      $     312,800
------------------------------------------------------------------------------------------------------------------------
                                    Multi-National -- 0.4%
IDR    5,800,000,000                European Investment Bank, 7.2%, 7/9/19 (144A)                          $     405,511
IDR   10,330,000,000                Inter-American Development Bank, 7.875%, 3/14/23                             737,391
                                                                                                           -------------
                                    Total Multi-National                                                   $   1,142,902
------------------------------------------------------------------------------------------------------------------------
                                    Oil & Gas -- 12.3%
             199,000                Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
                                    10.0%, 4/1/22 (144A)                                                   $     217,965
           1,870,000                Calumet Specialty Products Partners LP/Calumet Finance
                                    Corp., 6.5%, 4/15/21                                                       1,832,600
             750,000                Calumet Specialty Products Partners LP/Calumet Finance
                                    Corp., 7.75%, 4/15/23                                                        663,750
             870,000                Centennial Resource Production LLC, 6.875%,
                                    4/1/27 (144A)                                                                878,526
              91,579(d)             EP PetroEcuador via Noble Sovereign Funding I, Ltd.,
                                    8.227% (3 Month USD LIBOR + 563 bps), 9/24/19                                 91,922
             940,000                Extraction Oil & Gas, Inc., 7.375%, 5/15/24 (144A)                           784,900
           1,220,000                Great Western Petroleum LLC/Great Western Finance
                                    Corp., 9.0%, 9/30/21 (144A)                                                  921,100
           1,570,000                Gulfport Energy Corp., 6.0%, 10/15/24                                      1,424,995
           1,000,000                Gulfport Energy Corp., 6.375%, 5/15/25                                       905,000
           1,790,000                Halcon Resources Corp., 6.75%, 2/15/25                                     1,074,000
           3,779,000                Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                       3,344,415
             300,000                MEG Energy Corp., 6.5%, 1/15/25 (144A)                                       295,554
             294,000                MEG Energy Corp., 7.0%, 3/31/24 (144A)                                       274,155
           1,255,000                Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                          1,229,900
           1,503,750(f)             Northern Oil & Gas, Inc., 9.5% (1.0% PIK or 8.5%
                                    cash), 5/15/23                                                             1,556,381

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/19 23

------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
------------------------------------------------------------------------------------------------------------------------
                                    Oil & Gas -- (continued)
           2,175,000                Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                     $   1,369,763
           1,122,000                Oasis Petroleum, Inc., 6.875%, 3/15/22                                     1,133,220
           1,350,000                PBF Holding Co. LLC/PBF Finance Corp.,
                                    7.0%, 11/15/23                                                             1,388,475
             650,000                Petrobras Global Finance BV, 7.375%, 1/17/27                                 715,228
             589,644(f)             PetroQuest Energy, Inc., (10.0% PIK or 0.0% cash),
                                    2/15/24                                                                      501,197
           4,750,000                Resolute Energy Corp., 8.5%, 5/1/20                                        4,750,000
             280,000                Rowan Cos., Inc., 4.875%, 6/1/22                                             260,750
           1,695,000                Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                       1,610,250
           1,200,000                SM Energy Co., 5.0%, 1/15/24                                               1,110,000
           1,785,000                Transocean, Inc., 7.25%, 11/1/25 (144A)                                    1,767,150
             320,000                Transocean, Inc., 7.5%, 1/15/26 (144A)                                       316,000
           2,015,000                Whiting Petroleum Corp., 5.75%, 3/15/21                                    2,038,172
           1,125,000                Whiting Petroleum Corp., 6.625%, 1/15/26                                   1,102,500
             995,000                WPX Energy, Inc., 8.25%, 8/1/23                                            1,119,375
           1,000,000                YPF SA, 6.95%, 7/21/27 (144A)                                                888,000
ARS       15,750,000                YPF SA, 16.5%, 5/9/22 (144A)                                                 245,751
                                                                                                           -------------
                                    Total Oil & Gas                                                        $  35,810,994
------------------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Services -- 4.5%
           1,308,000                Archrock Partners LP/Archrock Partners Finance Corp.,
                                    6.0%, 4/1/21                                                           $   1,307,019
             690,000                Archrock Partners LP/Archrock Partners Finance Corp.,
                                    6.0%, 10/1/22                                                                695,175
           2,583,000                Archrock Partners LP/Archrock Partners Finance Corp.,
                                    6.875%, 4/1/27 (144A)                                                      2,633,885
           2,446,000                Calfrac Holdings LP, 8.5%, 6/15/26 (144A)                                  1,895,650
           1,940,000                Exterran Energy Solutions LP/EES Finance Corp.,
                                    8.125%, 5/1/25                                                             1,978,800
           2,568,000                FTS International, Inc., 6.25%, 5/1/22                                     2,484,540
           1,550,000                KCA Deutag UK Finance Plc, 9.625%, 4/1/23 (144A)                           1,296,187
             350,000                SESI LLC, 7.75%, 9/15/24                                                     289,625
             703,000                USA Compression Partners LP/USA Compression Finance
                                    Corp., 6.875%, 9/1/27 (144A)                                                 714,424
                                                                                                           -------------
                                    Total Oil & Gas Services                                               $  13,295,305
------------------------------------------------------------------------------------------------------------------------
                                    Packaging & Containers -- 2.0%
EUR          400,000(f)             ARD Finance SA, 6.625% (7.375% PIK or 0.0% cash),
                                    9/15/23                                                                $     454,117
             400,000(f)             ARD Finance SA, 7.125% (7.875% PIK or 0.0% cash),
                                    9/15/23                                                                      398,500
           1,087,000                Ardagh Packaging Finance Plc/Ardagh Holdings USA,
                                    Inc., 6.0%, 2/15/25 (144A)                                                 1,087,000
           1,010,000                Ardagh Packaging Finance Plc/Ardagh Holdings USA,
                                    Inc., 7.25%, 5/15/24 (144A)                                                1,063,985

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Trust | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
------------------------------------------------------------------------------------------------------------------------
                                    Packaging & Containers -- (continued)
           1,770,000                Intertape Polymer Group, Inc., 7.0%, 10/15/26 (144A)                   $   1,814,250
           1,035,000                Reynolds Group Issuer, Inc./Reynolds Group Issuer
                                    LLC/Reynolds Group Issuer Lu, 7.0%, 7/15/24 (144A)                         1,066,179
                                                                                                           -------------
                                    Total Packaging & Containers                                           $   5,884,031
------------------------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 5.2%
           1,005,000                Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)                     $   1,065,300
EUR          575,000                Bausch Health Cos., Inc., 4.5%, 5/15/23                                      649,834
EUR        1,265,000                Bausch Health Cos., Inc., 4.5%, 5/15/23 (144A)                             1,429,636
           3,130,000                Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)                           3,169,125
             920,000                Bausch Health Cos., Inc., 7.0%, 3/15/24 (144A)                               973,360
           2,250,000                BioScrip, Inc., 8.875%, 2/15/21                                            2,272,500
           1,387,000                Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%,
                                    7/15/23 (144A)                                                             1,067,990
           2,540,000                Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%,
                                    2/1/25 (144A)                                                              1,837,131
           1,155,000                Horizon Pharma USA, Inc., 6.625%, 5/1/23                                   1,192,290
           1,245,000                Horizon Pharma USA, Inc., 8.75%, 11/1/24 (144A)                            1,352,381
                                                                                                           -------------
                                    Total Pharmaceuticals                                                  $  15,009,547
------------------------------------------------------------------------------------------------------------------------
                                    Pipelines -- 7.7%
           2,075,000                American Midstream Partners LP/American Midstream
                                    Finance Corp., 9.5%, 12/15/21 (144A)                                   $   1,909,000
           1,145,000                Blue Racer Midstream LLC/Blue Racer Finance Corp.,
                                    6.125%, 11/15/22 (144A)                                                    1,162,175
             645,000                Blue Racer Midstream LLC/Blue Racer Finance Corp.,
                                    6.625%, 7/15/26 (144A)                                                       657,900
             250,000                Cheniere Corpus Christi Holdings LLC, 7.0%, 6/30/24                          282,200
             875,000                Crestwood Midstream Partners LP/Crestwood Midstream
                                    Finance Corp., 6.25%, 4/1/23                                                 896,875
             910,000                DCP Midstream Operating LP, 5.6%, 4/1/44                                     864,500
           1,210,000                Delek Logistics Partners LP/Delek Logistics Finance
                                    Corp., 6.75%, 5/15/25                                                      1,197,900
           1,524,000(d)             Energy Transfer Operating LP, 5.754% (3 Month USD
                                    LIBOR + 302 bps), 11/1/66                                                  1,234,440
             248,000                EnLink Midstream Partners LP, 5.05%, 4/1/45                                  213,900
             717,000                EnLink Midstream Partners LP, 5.6%, 4/1/44                                   641,715
             766,000                Genesis Energy LP/Genesis Energy Finance Corp.,
                                    6.5%, 10/1/25                                                                744,935
           2,500,000                Genesis Energy LP/Genesis Energy Finance Corp.,
                                    6.75%, 8/1/22                                                              2,559,375
           1,240,000                Hess Infrastructure Partners LP/Hess Infrastructure
                                    Partners Finance Corp., 5.625%, 2/15/26 (144A)                             1,261,700
           1,850,000                ONEOK, Inc., 6.875%, 9/30/28                                               2,211,389
           1,885,000                PBF Logistics LP/PBF Logistics Finance Corp.,
                                    6.875%, 5/15/23                                                            1,917,988

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/19 25

------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
------------------------------------------------------------------------------------------------------------------------
                                    Pipelines -- (continued)
           1,000,000                Targa Resources Partners LP/Targa Resources Partners
                                    Finance Corp., 5.0%, 1/15/28                                           $     986,250
           3,040,000                Williams Cos., Inc., 5.75%, 6/24/44                                        3,343,760
                                                                                                           -------------
                                    Total Pipelines                                                        $  22,086,002
------------------------------------------------------------------------------------------------------------------------
                                    Real Estate -- 0.1%
             209,000                Realogy Group LLC/Realogy Co-Issuer Corp., 9.375%,
                                    4/1/27 (144A)                                                          $     213,964
                                                                                                           -------------
                                    Total Real Estate                                                      $     213,964
------------------------------------------------------------------------------------------------------------------------
                                    REITS -- 1.0%
           3,001,000                Uniti Group LP/Uniti Group Finance, Inc./CSL Capital
                                    LLC, 6.0%, 4/15/23 (144A)                                              $   2,844,348
                                                                                                           -------------
                                    Total REITS                                                            $   2,844,348
------------------------------------------------------------------------------------------------------------------------
                                    Retail -- 2.5%
           1,385,000                Asbury Automotive Group, Inc., 6.0%, 12/15/24                          $   1,424,403
           1,045,000                Golden Nugget, Inc., 6.75%, 10/15/24 (144A)                                1,050,225
           1,890,000                Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                                 1,984,500
           1,000,000                JC Penney Corp., Inc., 5.875%, 7/1/23 (144A)                                 842,500
             900,000                Neiman Marcus Group, Ltd. LLC, 8.0%, 10/15/21 (144A)                         477,000
           1,486,000                PetSmart, Inc., 5.875%, 6/1/25 (144A)                                      1,244,525
                                                                                                           -------------
                                    Total Retail                                                           $   7,023,153
------------------------------------------------------------------------------------------------------------------------
                                    Semiconductors -- 0.1%
             425,000                Micron Technology, Inc., 5.5%, 2/1/25                                  $     438,222
                                                                                                           -------------
                                    Total Semiconductors                                                   $     438,222
------------------------------------------------------------------------------------------------------------------------
                                    Software -- 1.1%
             285,000                j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.,
                                    6.0%, 7/15/25 (144A)                                                   $     296,044
           2,103,000                Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                           1,873,521
           1,155,000                SS&C Technologies, Inc., 5.5%, 9/30/27 (144A)                              1,166,550
                                                                                                           -------------
                                    Total Software                                                         $   3,336,115
------------------------------------------------------------------------------------------------------------------------
                                    Telecommunications -- 8.5%
           1,800,000                Altice France SA, 6.25%, 5/15/24 (144A)                                $   1,813,500
           3,500,000                CenturyLink, Inc., 5.625%, 4/1/25                                          3,386,250
             600,000                Cincinnati Bell, Inc., 7.0%, 7/15/24 (144A)                                  552,348
           1,075,000                Cincinnati Bell, Inc., 8.0%, 10/15/25 (144A)                                 980,937
             645,000                CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                             627,069
             527,000                Digicel Group One, Ltd., 8.25%, 12/30/22 (144A)                              320,153
             498,000                Digicel Group Two, Ltd., 8.25%, 9/30/22 (144A)                               166,830
           2,890,000                Frontier Communications Corp., 7.125%, 1/15/23                             1,748,450
           4,480,000                Frontier Communications Corp., 11.0%, 9/15/25                              2,948,400
           2,000,000                Hughes Satellite Systems Corp., 6.625%, 8/1/26                             1,960,000

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Trust | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
------------------------------------------------------------------------------------------------------------------------
                                    Telecommunications -- (continued)
           3,080,000                Sprint Corp., 7.125%, 6/15/24                                          $   3,126,200
           2,150,000                Sprint Corp., 7.25%, 9/15/21                                               2,257,500
              41,000                Sprint Corp., 7.625%, 3/1/26                                                  41,554
             400,000                Unison Ground Lease Funding LLC, 5.78%,
                                    3/15/20 (144A)                                                               397,303
           2,433,000                Wind Tre S.p.A., 5.0%, 1/20/26 (144A)                                      2,214,638
           1,410,000(h)             Windstream Services LLC/Windstream Finance Corp.,
                                    8.625%, 10/31/25 (144A)                                                    1,337,738
           2,188,000(h)             Windstream Services LLC/Windstream Finance Corp.,
                                    8.75%, 12/15/24 (144A)                                                       547,000
                                                                                                           -------------
                                    Total Telecommunications                                               $  24,425,870
------------------------------------------------------------------------------------------------------------------------
                                    Transportation -- 0.7%
           1,025,000                Navios South American Logistics, Inc./Navios Logistics
                                    Finance US, Inc., 7.25%, 5/1/22 (144A)                                 $     945,563
           2,000,000                syncreon Group BV/syncreon Global Finance US, Inc.,
                                    8.625%, 11/1/21 (144A)                                                     1,060,000
                                                                                                           -------------
                                    Total Transportation                                                   $   2,005,563
------------------------------------------------------------------------------------------------------------------------
                                    Trucking & Leasing -- 0.1%
             280,000                Fly Leasing, Ltd., 6.375%, 10/15/21                                    $     283,508
                                                                                                           -------------
                                    Total Trucking & Leasing                                               $     283,508
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS
                                    (Cost $337,305,145)                                                    $ 338,450,561
------------------------------------------------------------------------------------------------------------------------
                                    FOREIGN GOVERNMENT BONDS --
                                    1.6% of Net Assets
                                    Argentina -- 0.5%
           2,055,000                Provincia del Chubut Argentina, 7.75%, 7/26/26 (144A)                  $   1,613,175
                                                                                                           -------------
                                    Total Argentina                                                        $   1,613,175
------------------------------------------------------------------------------------------------------------------------
                                    Mexico -- 0.7%
MXN       38,420,700                Mexican Bonos, 8.0%, 12/7/23                                           $   1,992,015
                                                                                                           -------------
                                    Total Mexico                                                           $   1,992,015
------------------------------------------------------------------------------------------------------------------------
                                    Russia -- 0.4%
             962,800(g)             Russian Government International Bond, 7.5%, 3/31/30                   $   1,072,319
                                                                                                           -------------
                                    Total Russia                                                           $   1,072,319
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN GOVERNMENT BONDS
                                    (Cost $4,812,807)                                                      $   4,677,509
------------------------------------------------------------------------------------------------------------------------
                                    INSURANCE-LINKED SECURITIES --
                                    3.7% of Net Assets(i)
                                    Catastrophe Linked Bonds -- 0.6%
                                    Earthquakes -- California -- 0.1%
             500,000(d)             Ursa Re, 6.0% (3 Month U.S. Treasury Bill + 600 bps),
                                    5/27/20 (144A)                                                         $     497,100
------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/19 27

------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
------------------------------------------------------------------------------------------------------------------------
                                    Flood -- U.S. -- 0.1%
             250,000(d)             FloodSmart Re, 13.646% (3 Month U.S. Treasury Bill +
                                    1,125 bps), 8/6/21 (144A)                                              $     248,500
------------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- U.S. -- 0.2%
             250,000(d)             Kilimanjaro Re, 9.146% (3 Month U.S. Treasury Bill +
                                    675 bps), 12/6/19 (144A)                                               $     250,750
             250,000(d)             Kilimanjaro Re, 11.646% (3 Month U.S. Treasury Bill +
                                    925 bps), 12/6/19 (144A)                                                     250,750
                                                                                                           -------------
                                                                                                           $     501,500
------------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- Worldwide -- 0.2%
             500,000+(j)            Sector Re V, Series 8, Class C, 12/1/23 (144A)                         $     522,038
                                                                                                           -------------
                                    Total Catastrophe Linked Bonds                                         $   1,769,138
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)
------------------------------------------------------------------------------------------------------------------------
                                    Collateralized Reinsurance -- 0.8%
                                    Multiperil -- Worldwide -- 0.8%
             575,641+               Clarendon Re 2018, 1/15/20                                             $     512,505
             500,000+(a)            Cypress Re 2017, 1/10/20                                                      43,300
             500,000+(a)            Dingle Re 2019, 2/1/20                                                       459,250
             324,897+               Gloucester Re 2018, 1/15/20                                                  252,100
             307,363+               Kilarney Re 2018, 4/15/19                                                    277,242
              12,000+               Limestone Re 2016-1, 8/31/21                                                  44,274
              12,000+               Limestone Re 2016-1, 8/31/21                                                  44,274
             277,770+               Oyster Bay Re 2018, 1/15/20                                                  252,104
             400,000+(a)            Resilience Re, 5/1/19                                                          4,000
             300,000+(a)            Wentworth Re 2019-1, 12/31/22                                                268,196
                                                                                                           -------------
                                                                                                           $   2,157,245
------------------------------------------------------------------------------------------------------------------------
                                    Windstorm -- U.S. Regional -- 0.0%+
             250,000+(a)            Promissum Re 2018, 6/15/19                                             $      18,300
                                                                                                           -------------
                                    Total Collateralized Reinsurance                                       $   2,175,545
------------------------------------------------------------------------------------------------------------------------
                                    Industry Loss Warranties -- 0.2%
                                    Multiperil -- U.S. -- 0.2%
             532,200+               Cypress Re 2018, 4/15/19                                               $     497,554
                                                                                                           -------------
                                    Total Industry Loss Warranties                                         $     497,554
------------------------------------------------------------------------------------------------------------------------
                                    Reinsurance Sidecars -- 2.1%
                                    All Natural Peril -- Worldwide -- 0.1%
             441,274+(a)            Versutus Re 2019-A, 12/31/21                                           $     447,187
------------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- U.S. -- 0.4%
             700,000+               Carnoustie Re 2015, 7/1/19                                             $       2,240
             700,000+               Carnoustie Re 2016, 11/30/20                                                  18,900

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Trust | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                    Value
------------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- U.S. -- (continued)
           1,000,000+(a)            Carnoustie Re 2017, 11/30/21                                           $     254,200
             500,000+(a)            Harambee Re 2018, 12/31/21                                                   440,600
             252,326+(a)            Harambee Re 2019, 12/31/22                                                   254,572
             250,001+(a)            Sector Re V, Series 7, Class G, 3/1/22 (144A)                                156,012
                                                                                                           -------------
                                                                                                           $   1,126,524
------------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- Worldwide -- 1.6%
             250,000+(a)            Alturas Re 2019-2, 3/10/22                                             $     251,850
             500,000+(a)            Arlington Re 2015, 2/1/20                                                     24,300
           1,167,977+               Berwick Re 2018-1, 12/31/21                                                  192,833
             899,203+(a)            Berwick Re 2019-1, 12/31/22                                                  916,225
             500,000+(a)            Limestone Re 2018, 3/1/22                                                    523,150
             400,000+(a)            Lorenz Re 2017, 3/31/20                                                       23,840
             500,000+(a)            Lorenz Re 2018, 7/1/21                                                       347,650
             500,000+(a)            Merion Re 2018-2, 12/31/21                                                   495,550
           1,000,000+               Pangaea Re 2015-1, 2/1/20                                                      1,800
           1,000,000+               Pangaea Re 2015-2, 11/30/19                                                      900
           1,200,000+               Pangaea Re 2016-1, 11/30/20                                                    1,560
           1,000,000+               Pangaea Re 2016-2, 11/30/20                                                    3,900
             500,000+               Pangaea Re 2017-1, 11/30/21                                                       --
             500,000+(a)            Pangaea Re 2018-1, 12/31/21                                                   29,400
           1,000,000+(a)            Pangaea Re 2018-3, 7/1/22                                                    853,300
             409,624+(a)            Pangaea Re 2019-1, 2/1/23                                                    414,457
             500,000+(a)            Silverton Re 2017, 9/16/19 (144A)                                             10,400
             500,000+(a)            St. Andrews Re 2017-1, 2/1/20                                                 33,900
           1,000,000+               Versutus Re 2017, 11/30/21                                                     4,800
             500,000+(a)            Versutus Re 2018, 12/31/21                                                    34,950
              58,727+(a)            Versutus Re 2019-B, 12/31/21                                                  59,514
             253,645+               Woburn Re 2018, 12/31/21                                                     107,799
             244,914+(a)            Woburn Re 2019, 12/31/22                                                     251,094
                                                                                                           -------------
                                                                                                           $   4,583,172
                                                                                                           -------------
                                    Total Reinsurance Sidecars                                             $   6,156,883
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INSURANCE-LINKED SECURITIES
                                    (Cost $11,240,516)                                                     $  10,599,120
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
------------------------------------------------------------------------------------------------------------------------
                                    SENIOR SECURED FLOATING RATE LOAN
                                    INTERESTS -- 6.5% of Net Assets*(d)
                                    Automobile -- 0.3%
             970,463                CWGS Group LLC (aka Camping World, Inc.), Term Loan,
                                    5.24% (LIBOR + 275 bps), 11/8/23                                       $     872,204
                                                                                                           -------------
                                    Total Automobile                                                       $     872,204
------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/19 29

------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
------------------------------------------------------------------------------------------------------------------------
                                    Diversified & Conglomerate Manufacturing -- 0.3%
             334,510                Ranpak Corp., Second Lien Initial Term Loan, 9.732%
                                    (LIBOR + 725 bps), 10/3/22                                             $     333,256
             500,000                STG-Fairway Acquisitions, Inc. (aka First Advantage),
                                    First Lien Term Loan, 7.749% (LIBOR + 525 bps),
                                    6/30/22                                                                      497,500
                                                                                                           -------------
                                    Total Diversified & Conglomerate Manufacturing                         $     830,756
------------------------------------------------------------------------------------------------------------------------
                                    Diversified & Conglomerate Service -- 0.5%
             500,000                Albany Molecular Research, Inc., Second Lien Initial
                                    Term Loan, 9.499% (LIBOR + 700 bps), 8/30/25                           $     495,000
             975,117                Trico Group LLC, First Lien Tranche Term B-2 Loan,
                                    9.601% (LIBOR + 700 bps), 2/2/24                                             931,237
                                                                                                           -------------
                                    Total Diversified & Conglomerate Service                               $   1,426,237
------------------------------------------------------------------------------------------------------------------------
                                    Electronics -- 0.1%
             195,477                nThrive, Inc. (fka Precyse Acquisition Corp.),
                                    Additional Term B-2 Loan, 6.999% (LIBOR +
                                    450 bps), 10/20/22                                                     $     188,147
                                                                                                           -------------
                                    Total Electronics                                                      $     188,147
------------------------------------------------------------------------------------------------------------------------
                                    Healthcare & Pharmaceuticals -- 0.7%
           1,270,000                Gentiva Health Services, Inc., Second Lien Initial
                                    Term Loan, 9.5% (LIBOR + 700 bps), 7/2/26                              $   1,301,750
             977,215                HC Group Holdings III, Inc., First Lien Refinancing
                                    Term Loan, 6.249% (LIBOR + 375 bps), 4/7/22                                  974,772
                                                                                                           -------------
                                    Total Healthcare & Pharmaceuticals                                     $   2,276,522
------------------------------------------------------------------------------------------------------------------------
                                    Healthcare, Education & Childcare -- 1.0%
           2,882,825                Regionalcare Hospital Partners Holdings, Inc., First Lien
                                    Term B Loan, 6.982% (LIBOR + 450 bps), 11/16/25                        $   2,859,402
                                                                                                           -------------
                                    Total Healthcare, Education & Childcare                                $   2,859,402
------------------------------------------------------------------------------------------------------------------------
                                    Insurance -- 0.3%
           1,243,405^               Medical Card System, Inc., Term Loan, 5.5% (LIBOR +
                                    450 bps), 9/2/19                                                       $     808,213
                                                                                                           -------------
                                    Total Insurance                                                        $     808,213
------------------------------------------------------------------------------------------------------------------------
                                    Machinery -- 0.1%
             372,440                Blount International, Inc., New Refinancing Term Loan,
                                    6.249% (LIBOR + 375 bps), 4/12/23                                      $     372,556
                                                                                                           -------------
                                    Total Machinery                                                        $     372,556
------------------------------------------------------------------------------------------------------------------------
                                    Metals & Mining -- 0.6%
           1,588,000                Aleris International, Inc., Initial Term Loan, 7.249%
                                    (LIBOR + 475 bps), 2/27/23                                             $   1,591,176
                                                                                                           -------------
                                    Total Metals & Mining                                                  $   1,591,176
------------------------------------------------------------------------------------------------------------------------
                                    Oil & Gas -- 0.9%
           1,619,000                Encino Acquisition Partners Holdings LLC, Second Lien
                                    Initial Term Loan, 9.249% (LIBOR + 675 bps), 10/29/25                  $   1,570,430

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Trust | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
------------------------------------------------------------------------------------------------------------------------
                                    Oil & Gas -- (continued)
             194,182                Gavilan Resources LLC, Second Lien Initial Term Loan,
                                    8.486% (LIBOR + 600 bps), 3/1/24                                       $     154,375
             975,975                Summit Midstream Partners Holdings LLC, Term Loan
                                    Credit Facility, 8.499% (LIBOR + 600 bps), 5/13/22                           969,875
                                                                                                           -------------
                                    Total Oil & Gas                                                        $   2,694,680
------------------------------------------------------------------------------------------------------------------------
                                    Personal, Food & Miscellaneous Services -- 0.3%
           1,102,942                Revlon Consumer Products Corp., Initial Term B Loan,
                                    6.129% (LIBOR + 350 bps), 9/7/23                                       $     803,494
                                                                                                           -------------
                                    Total Personal, Food & Miscellaneous Services                          $     803,494
------------------------------------------------------------------------------------------------------------------------
                                    Retail -- 0.6%
           1,974,026                Neiman Marcus Group, Ltd. LLC, Other Term Loan, 5.733%
                                    (LIBOR + 325 bps), 10/25/20                                            $   1,838,722
                                                                                                           -------------
                                    Total Retail                                                           $   1,838,722
------------------------------------------------------------------------------------------------------------------------
                                    Telecommunications -- 0.7%
           2,000,000(k)             Commscope, Inc.,Term Loan B, 2/6/26                                    $   2,004,240
                                                                                                           -------------
                                    Total Telecommunications                                               $   2,004,240
------------------------------------------------------------------------------------------------------------------------
                                    Transportation -- 0.1%
             287,106                DynCorp International, Inc., Term B2 Loan, 8.482%
                                    (LIBOR + 600 bps), 7/7/20                                              $     285,670
                                                                                                           -------------
                                    Total Transportation                                                   $     285,670
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                                    (Cost $19,573,820)                                                     $  18,852,019
------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATION --
                                    3.6% of Net Assets
          10,500,000(j)             U.S. Treasury Bills, 4/9/19                                            $  10,494,452
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                                    (Cost $10,494,439)                                                     $  10,494,452
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                     Value
------------------------------------------------------------------------------------------------------------------------
                                    RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                                    Health Care Providers & Services -- 0.0%+
           1,819,798(a)(l)          ANR, Inc., 3/31/23                                                     $      25,477
                                                                                                           -------------
                                    Total Health Care Providers & Services                                 $      25,477
------------------------------------------------------------------------------------------------------------------------
                                    Household Products -- 0.0%
                 159^(a)(m)         LTR Intermediate Holdings, Inc., 6/29/19                               $          --
                                                                                                           -------------
                                    Total Household Products                                               $          --
------------------------------------------------------------------------------------------------------------------------
                                    Oil, Gas & Consumable Fuels -- 0.0%+
                 354(a)(n)          Contura Energy, Inc., 7/26/23                                          $       7,852

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/19 31

-------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                     Value
-------------------------------------------------------------------------------------------------------------------------
                                    Oil, Gas & Consumable Fuels -- (continued)
               6,606+(a)(o)         Midstates Petroleum Co., Inc., 4/21/20                                 $          --
                                                                                                           --------------
                                    Total Oil, Gas & Consumable Fuels                                      $       7,852
-------------------------------------------------------------------------------------------------------------------------
                                    TOTAL RIGHTS/WARRANTS
                                    (Cost $308,612)                                                        $      33,329
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Number of                                                                     Strike       Expiration
Contracts                   Description       Counterparty     Notional       Price        Date            Value
-------------------------------------------------------------------------------------------------------------------------
                                    OVER THE COUNTER (OTC) CURRENCY PUT
                                    OPTIONS PURCHASED -- 0.1%
           7,394,000        Put EUR           Bank of          EUR 103,067    EUR 1.15     5/27/19         $     176,732
                            Call USD          America NA
           4,275,000        Put EUR           Bank of          EUR  64,069    EUR 1.15     9/23/19               109,464
                            Call USD          America NA
                                                                                                           --------------
                                                                                                           $     286,196
-------------------------------------------------------------------------------------------------------------------------
                                    TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
                                    OPTIONS PURCHASED
                                    (Premiums paid $167,136)                                               $     286,196
-------------------------------------------------------------------------------------------------------------------------
                                    TOTAL OPTIONS PURCHASED
                                    (Premiums paid $167,136)                                               $     286,196
-------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN UNAFFILIATED
                                    ISSUERS -- 141.8%
                                    (Cost $408,312,321) (p)                                                $ 410,689,790
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Number of                                                                     Strike       Expiration
Contracts                   Description       Counterparty     Notional       Price        Date
-------------------------------------------------------------------------------------------------------------------------
                                    OVER THE COUNTER (OTC) CURRENCY CURRENCY
                                    CALL OPTIONS WRITTEN -- (0.0)%+
          (7,394,000)       Call EUR          Bank of          EUR 103,067    EUR 1.27     5/29/19         $          --
                            Put USD           America NA
          (4,275,000)       Call EUR          Bank of          EUR  64,069    EUR 1.27     9/23/19                (1,151)
                            Put USD           America NA
                                                                                                           --------------
                                                                                                           $      (1,151)
-------------------------------------------------------------------------------------------------------------------------
                                    TOTAL OVER THE COUNTER (OTC) TOTAL CURRENCY
                                    CALL OPTIONS WRITTEN
                                    (Premiums received $(167,136))                                         $      (1,151)
-------------------------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS AND LIABILITIES -- (41.8)%                                $(121,132,251)
-------------------------------------------------------------------------------------------------------------------------
                                    NET ASSETS -- 100.0%                                                   $ 289,556,388
=========================================================================================================================

(A.D.R.)   American Depositary Receipts.

bps        Basis Points.

CMT        Constant Maturity Treasury.

LIBOR      London Interbank Offered Rate.

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Trust | Annual Report | 3/31/19

REIT       Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2019, the value of these securities amounted to $206,721,767, or 71.4% of net assets.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2019.

+ Security that used significant unobservable inputs to determine its value.

^ Security is valued using fair value methods (other than supplied by independent pricing services).

(a)        Non-income producing security.

(b)        Security is perpetual in nature and has no stated maturity date.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at March 31, 2019.

(d) Floating rate note. Coupon rate, reference index and spread shown at March 31, 2019.

(e)        Security is priced as a unit.

(f) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(g) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2019.

(h)        Security is in default.

(i)        Securities are restricted as to resale.

(j) Security issued with a zero coupon. Income is recognized through accretion of discount.

(k) This term loan will settle after March 31, 2019, at which time the interest rate will be determined.

(l)        ANR warrants are exercisable into 1,819,798 shares.

(m)        LTR Intermediate Holdings warrants are exercisable into 159 shares.

(n)        Contura Energy warrants are exercisable into 354 shares.

(o)        Midstates Petroleum warrants are exercisable into 6,606 shares.

(p) Distributions of investments by country of issue, as a percentage of long-term holdings based on country of domicile, is as follows:

           United States                                                  79.8%
           Canada                                                          3.1
           Bermuda                                                         2.6
           Luxembourg                                                      2.5
           Netherlands                                                     2.3
           United Kingdom                                                  2.0
           Ireland                                                         1.3
           Mexico                                                          1.3
           Italy                                                           1.0
           Other (individually less than 1%)                               4.1
                                                                         ------
                                                                         100.0%
                                                                         ======

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/19 33

FORWARD FOREIGN CURRENCY CONTRACTS

-------------------------------------------------------------------------------------------------------
            In
Currency    Exchange         Currency                                     Settlement    Unrealized
Purchased   for              Sold        Deliver      Counterparty        Date          (Depreciation)
-------------------------------------------------------------------------------------------------------
EUR               732,197    USD         (826,134)    Bank of             4/25/19       $ (3,453)
                                                      America NA
EUR               183,778    USD         (207,405)    Bank of             5/24/19           (389)
                                                      America NA
IDR         8,956,970,000    USD         (630,830)    Citibank NA         5/28/19         (6,424)
EUR               736,755    USD         (831,124)    Goldman Sachs       5/24/19         (1,213)
                                                      International
EUR                96,302    USD         (109,484)    State Street        5/24/19         (1,006)
                                                      Bank & Trust Co.
-------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                $(12,485)
=======================================================================================================

SWAP CONTRACTS
CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

---------------------------------------------------------------------------------------------------------------------------
                            Annual
Notional      Pay/          Fixed      Pay/          Floating           Expiration    Premiums    Unrealized      Market
Amount ($)    Receive(1)    Rate       Receive(2)    Rate               Date          Paid        Appreciation    Value
---------------------------------------------------------------------------------------------------------------------------
22,500,000    Pay           1.59%      Receive       3 Month            11/9/20       $101        $251,098        $251,199
                                                     LIBOR USD
---------------------------------------------------------------------------------------------------------------------------
TOTAL CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT                                   $101        $251,098        $251,199
===========================================================================================================================

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------------------------
                                 Obligation                Annual                             Unrealized
Notional                         Reference/    Pay/        Fixed    Expiration   Premiums     Appreciation     Market
Amount ($)(3)   Counterparty     Index         Receive(2)  Rate     Date         (Received)   (Depreciation)   Value
-------------------------------------------------------------------------------------------------------------------------
  515,000       Goldman Sachs    Chesapeake    Receive     5.00%    6/20/22      $ (57,938)   $  81,069        $  23,131
                International    Energy Corp.
  310,000       Goldman Sachs    Chesapeake    Receive     5.00%    6/20/22        (37,975)      51,899           13,924
                International    Energy Corp.
  485,000       Goldman Sachs    Chesapeake    Receive     5.00%    6/20/22        (59,412)      81,196           21,784
                International    Energy Corp.
1,020,000       Citibank NA      JC Penney     Receive     5.00%    12/20/20      (132,600)    (142,508)        (275,108)
                                 Corp., Inc.
------------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT
SWAP CONTRACTS -- SELL PROTECTION                                                $(287,925)   $  71,656        $(216,269)
=========================================================================================================================
TOTAL SWAP CONTRACTS                                                             $(287,824)   $ 322,754        $  34,930
=========================================================================================================================

(1)   Pays Quarterly.

(2)   Receives Quarterly.

(3) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Trust | Annual Report | 3/31/19

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

    ARS - Argentine Peso
    EUR - Euro
    IDR - Indonesian Rupiah
    MXN - Mexican Peso

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2019 were as follows:

--------------------------------------------------------------------------
                                          Purchases          Sales
--------------------------------------------------------------------------
Long-Term U.S. Government                 $    710,000       $  1,500,000
Other Long-Term Securities                $142,062,961       $126,837,358

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2019, the Trust engaged in purchases of $2,565,019 and sales of $0 pursuant to these procedures, which resulted in a net realized gain/(loss) of $0.

At March 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $408,517,053 was as follows:

  Aggregate gross unrealized appreciation for all investments in which there
   is an excess of value over tax cost                                             $ 24,924,222
  Aggregate gross unrealized depreciation for all investments in which there
   is an excess of tax cost over value                                              (22,730,191)
                                                                                   ------------
  Net unrealized appreciation                                                      $  2,194,031
                                                                                   ============

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements --
            Note 1A.

  Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/19 35

The following is a summary of the inputs used as of March 31, 2019, in valuing the Trust's investments:

-------------------------------------------------------------------------------------------------
                                  Level 1         Level 2           Level 3         Total
-------------------------------------------------------------------------------------------------
Common Stocks
  Health Care Technology          $        --     $          --     $     2,446     $      2,446
  Oil, Gas &
     Consumable Fuels                      --                --         209,703          209,703
  Specialty Retail                         --                --         141,941          141,941
  All Other Common Stocks             310,643                --              --          310,643
Convertible Preferred Stocks        6,435,534                --              --        6,435,534
Preferred Stocks
  Chemicals                                --                --         106,220          106,220
  Diversified Financial
     Services                              --         3,075,000              --        3,075,000
  All Other Preferred Stock         3,456,810                --              --        3,456,810
Asset Backed Securities                    --           703,377              --          703,377
Commercial Mortgage-Backed
  Securities                               --         1,490,438              --        1,490,438
Convertible Corporate Bonds                --        11,364,492              --       11,364,492
Corporate Bonds
  Diversified Financial
     Services                              --        12,776,523       3,948,626       16,725,149
  All Other Corporate Bonds                --       321,725,412              --      321,725,412
Foreign Government Bonds                   --         4,677,509              --        4,677,509
Insurance-Linked Securities
  Catastrophe Linked Bonds
     Multiperil -- Worldwide               --                --         522,038          522,038
  Collateralized Reinsurance
     Multiperil -- Worldwide               --                --       2,157,245        2,157,245
     Windstorm --
       U.S. Regional                       --                --          18,300           18,300
  Industry Loss Warranties
     Multiperil -- U.S.                    --                --         497,554          497,554
  Reinsurance Sidecars
     All Natural Peril --
       Worldwide                           --                --         447,187          447,187
     Multiperil -- U.S.                    --                --       1,126,524        1,126,524
     Multiperil -- Worldwide               --                --       4,583,172        4,583,172
  All Other Insurance-Linked
     Securities                            --         1,247,100              --        1,247,100
Senior Secured Floating Rate
  Loan Interests
  Insurance                                --                --         808,213          808,213
  All Other Senior Secured
     Floating Rate Loan
     Interests                             --        18,043,806              --       18,043,806
U.S. Government and
  Agency Obligation                        --        10,494,452              --       10,494,452

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Trust | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------
                                  Level 1         Level 2           Level 3         Total
-------------------------------------------------------------------------------------------------
Rights/Warrants
  Household Products              $        --     $          --     $        --*    $         --*
  Oil, Gas &
     Consumable Fuels                      --             7,852              --*           7,852
  All Other Rights/Warrants                --            25,477              --           25,477
Over The Counter (OTC)
  Currency Put Option
  Purchased                                --           286,196              --          286,196
-------------------------------------------------------------------------------------------------
Total Investments
  in Securities                   $10,202,987     $ 385,917,634     $14,569,169     $410,689,790
-------------------------------------------------------------------------------------------------
Other Financial Instruments
  Over The Counter (OTC)
     Currency Call
     Option Written               $        --     $      (1,151)    $        --     $     (1,151)
  Net unrealized
     depreciation on
     forward foreign
     currency contracts                    --           (12,485)             --          (12,485)
  Swap contracts, at value                 --            34,930              --           34,930
-------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments           $        --     $      21,294     $        --     $     21,294
=================================================================================================

*     Includes securities valued at $0.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/19 37

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                                Change in
                       Balance        Realized  unrealized                                Accrued    Transfers Transfers Balance
                       as of          gain      appreciation                              discounts/ into      out of    as of
                       3/31/18        (loss)(1) (depreciation)(2) Purchases  Sales        premiums   Level 3*  Level 3*  3/31/19
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks
Capital Goods
 Industrial Machinery  $       332    $   (332) $     --          $       -- $        --  $    --    $ --      $ --      $        --
 Health Care
  Technology                 2,446          --        --                  --          --       --      --        --            2,446
 Oil, Gas &
  Consumable Fuels              --          --        --             209,703          --       --      --        --          209,703
 Specialty Retail          134,435(a)       --    32,680                  --     (25,174)      --      --        --          141,941
Preferred Stocks
 Chemicals                 106,220(b)       --        --                  --          --       --      --        --          106,220
Corporate Bonds
 Diversified Financial
  Services               3,418,640(c)       --   517,690                  --          --   12,296      --        --        3,948,626
Insurance-Linked
 Securities
 Catastrophe Linked
  Bonds
  Multiperil --
    Worldwide                   --          --    22,038             500,000          --       --      --        --          522,038
 Collateralized
  Reinsurance
  Multiperil --
    Worldwide            2,218,357(d)       --    47,260           1,291,693  (1,397,699)  (2,366)     --        --        2,157,245
  Windstorm --
    U.S Regional                --          --    15,515             234,478    (231,693)      --      --        --           18,300
 Industry Loss
  Warranties
  Multiperil -- U.S.       470,600(d)       --    (5,088)             32,042          --       --      --        --          497,554
 Reinsurance
  Sidecars
  All Natural Peril --
    Worldwide                   --          --     5,913             441,274          --       --      --        --          447,187
  Multiperil -- U.S.     1,306,670(d)       --    33,421             252,326    (465,893)      --      --        --        1,126,524
  Multiperil --
    Worldwide            4,067,831(d) (103,742) (604,949)          3,958,584  (2,734,552)      --      --        --        4,583,172
Senior Secured
 Floating Rate Loan
 Interests
Capital Goods
 Aerospace & Defense     2,171,070      57,053   (58,638)                 --  (2,170,855)   1,370      --        --               --
 Insurance                 853,713(e)    2,500   (26,901)                 --     (70,000)  48,901      --        --          808,213
------------------------------------------------------------------------------------------------------------------------------------
Total                  $14,750,314    $(44,521) $(21,059)         $6,920,100 $(7,095,866) $60,201    $ --      $ --      $14,569,169
====================================================================================================================================

(a) Securities were classified as Computer & Electronics Retail on the March 31, 2018 financial statements.

(b) Securities were classified as Diversified Chemicals on the March 31, 2018 financial statements.

(c) Securities were classified as Other Diversified Financials Services on the March 31, 2018 financial statements.

(d) Securities were classified as Corporate Bonds & Notes on the March 31, 2018 financial statements.

(e) Securities were classified as Health Care Technology on the March 31, 2018 financial statements.

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended March 31, 2019, there were no transfers between Levels 1, 2 and 3.


Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at March 31, 2019:                                                   $46,231
                                                                                            -------

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Trust | Annual Report | 3/31/19

Statement of Assets and Liabilities | 3/31/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $408,312,321)             $410,689,790
  Foreign currencies, at value (cost $852,352)                                       846,625
  Swap contracts, at value (net premiums received $(287,824))                         34,930
  Swaps collateral                                                                   249,941
  Swaps and forwards collateral                                                      300,000
  Variation margin for centrally cleared swap contracts                               16,827
  Receivables --
     Investment securities sold                                                    1,264,138
     Interest                                                                      7,500,444
     Dividends                                                                        60,809
  Other assets                                                                         9,123
---------------------------------------------------------------------------------------------
       Total assets                                                             $420,972,627
=============================================================================================
LIABILITIES:
  Payables --
     Credit agreement                                                           $125,000,000
     Investment securities purchased                                               4,376,000
     Trustees' fees                                                                    4,456
     Interest expense                                                                 37,087
  Net unrealized depreciation on forward foreign currency contracts                   12,485
  Due to custodian                                                                 1,596,072
  Due to broker for swap contracts                                                   246,479
  Written options outstanding (net premiums received $(167,136))                       1,151
  Due to affiliates                                                                    7,757
  Accrued expenses                                                                   134,752
---------------------------------------------------------------------------------------------
       Total liabilities                                                        $131,416,239
=============================================================================================
NET ASSETS:
  Paid-in capital                                                               $371,735,184
  Distributable earnings (loss)                                                  (82,178,796)
---------------------------------------------------------------------------------------------
       Net assets                                                               $289,556,388
=============================================================================================
MAXIMUM OFFERING PRICE PER SHARE:
  No par value
     Based on $289,556,388/29,231,771 shares                                    $       9.91
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/19 39

Statement of Operations

For the Year Ended 3/31/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                $ 29,130,416
  Dividends from unaffiliated issuers                                  1,470,270
----------------------------------------------------------------------------------------------------
       Total investment income                                                         $ 30,600,686
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $  2,526,042
  Administrative expense                                                  87,414
  Transfer agent fees                                                     15,228
  Shareowner communications expense                                       28,750
  Custodian fees                                                          38,947
  Professional fees                                                       61,288
  Printing expense                                                        21,930
  Pricing fees                                                            31,001
  Trustees' fees                                                          20,016
  Insurance expense                                                        4,697
  Interest expense                                                     4,210,958
  Miscellaneous                                                           89,024
----------------------------------------------------------------------------------------------------
     Total expenses                                                                    $  7,135,295
----------------------------------------------------------------------------------------------------
       Net investment income                                                           $ 23,465,391
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                            $(13,962,598)
     Forward foreign currency contracts                                  467,567
     Swap contracts                                                      275,816
     Other assets and liabilities denominated
       in foreign currencies                                            (385,346)      $(13,604,561)
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                            $ (4,431,233)
     Written options                                                     165,985
     Forward foreign currency contracts                                  (31,369)
     Swap contracts                                                     (375,754)
     Other assets and liabilities denominated
       in foreign currencies                                             (95,522)      $ (4,767,893)
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                               $(18,372,454)
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $  5,092,937
====================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Trust | Annual Report | 3/31/19

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                              Year                Year
                                                              Ended               Ended
                                                              3/31/19             3/31/18
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                  $ 23,465,391        $ 24,803,672
Net realized gain (loss) on investments                        (13,604,561)         (4,303,085)
Change in net unrealized appreciation (depreciation)
  on investments                                                (4,767,893)         (3,046,334)
------------------------------------------------------------------------------------------------
     Net increase in net assets resulting
       from operations                                        $  5,092,937        $ 17,454,253
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
($0.79 and $0.78 per share, respectively)                     $(22,946,940)       $(22,800,780)*
------------------------------------------------------------------------------------------------
     Total distributions to shareowners                       $(22,946,940)       $(22,800,780)
------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
  Net decrease in net assets                                  $(17,854,003)       $ (5,346,527)
------------------------------------------------------------------------------------------------
NET ASSETS:**
Beginning of year                                             $307,410,391        $312,756,918
------------------------------------------------------------------------------------------------
End of year                                                   $289,556,388        $307,410,391
================================================================================================
*  For the year ended March 31, 2018, distributions to shareowners were presented as net investment income.
** For the year ended March 31, 2018, undistributed net investment income was presented as follows: $2,052,945.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/19 41

Statement of Cash Flows

For the Year Ended 3/31/19

Cash Flows From Operating Activities:
  Net increase in net assets resulting from operations                                     $   5,092,937
--------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
  Purchases of investment securities                                                       $(362,083,101)
  Proceeds from disposition and maturity of investment securities                            338,848,438
  Net sales of temporary cash investments                                                     22,079,686
  Net (accretion) and amortization of discount/premium on investment securities               (1,725,701)
  Change in unrealized appreciation on investments in unaffiliated issuers                     4,431,233
  Change in unrealized appreciation on swap contracts                                            375,753
  Change in unrealized depreciation on forward foreign currency contracts                         31,369
  Change in unrealized depreciation on other assets and liabilities denominated
     in foreign currency                                                                          95,401
  Change in unrealized appreciation on written options                                          (165,985)
  Net realized loss on investments                                                            13,962,598
  Decrease in interest receivable                                                                284,165
  Increase in other assets                                                                        (3,742)
  Decrease in due to affiliates                                                                   (1,747)
  Increase in trustees' fees payable                                                               4,159
  Increase in accrued expenses payable                                                            78,397
  Increase in interest expense payable                                                            24,049
  Increase in premiums received on written options                                               167,136
  Decrease in cash due to broker for swap contracts                                             (256,234)
  Increase in variation margin for centrally cleared swap contracts                              (15,520)
--------------------------------------------------------------------------------------------------------------
     Net cash, restricted cash and foreign currencies from operating activities            $  21,223,291
--------------------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
  Increase in due to custodian                                                             $   1,596,072
  Distributions to shareowners                                                               (22,946,940)
--------------------------------------------------------------------------------------------------------------
     Net cash, restricted cash and foreign currencies used in financing activities         $ (21,350,868)
--------------------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
  Effect of foreign exchange fluctuations on cash                                          $     (95,401)
--------------------------------------------------------------------------------------------------------------
Cash, restricted cash and foreign currencies:
  Beginning of the year*                                                                   $   1,619,544
--------------------------------------------------------------------------------------------------------------
  End of the year*                                                                         $   1,396,566
--------------------------------------------------------------------------------------------------------------
Cash Flow Information:
  Cash paid for interest                                                                   $   4,186,909
==============================================================================================================
* The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within statement of financial position that sum to the total of the same such amounts shown in the
  Statement of Cash Flows:

-------------------------------------------------------------------------------------------------------
                                                                           Year Ended      Year Ended
                                                                           3/31/19         3/31/18
-------------------------------------------------------------------------------------------------------
  Cash                                                                     $       --      $   92,307
  Foreign currencies, at value                                                846,625       1,211,276
  Swaps collateral                                                            249,941         315,961
  Swaps and forward collateral                                                300,000              --
-------------------------------------------------------------------------------------------------------
  Total cash, restricted cash and foreign currencies
     shown in the Statement of Cash Flows                                  $1,396,566      $1,619,544
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Trust | Annual Report | 3/31/19

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Year      Year      Year        Year        Year
                                                                             Ended     Ended     Ended       Ended       Ended
                                                                             3/31/19   3/31/18   3/31/17*    3/31/16*    3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                                         $  10.52  $  10.70  $   9.34    $  11.89    $  14.19
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
  Net investment income                                                      $   0.80  $   0.85  $   0.95    $   1.19    $   1.36
  Net realized and unrealized gain (loss) on investments                        (0.62)    (0.25)     1.38       (2.40)      (2.05)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                           $   0.18  $   0.60  $   2.33    $  (1.21)   $  (0.69)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
  Net investment income and previously undistributed net investment income   $  (0.79) $  (0.78) $  (0.97)** $  (1.34)** $  (1.61)**
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                   $  (0.61) $  (0.18) $   1.36    $  (2.55)   $  (2.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $   9.91  $  10.52  $  10.70    $   9.34    $  11.89
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                                  $   8.95  $   9.39  $   9.87    $  10.04    $  12.87
====================================================================================================================================
Total return at net asset value (b)                                              2.79%     6.38%    26.13%     (10.54)%     (7.38)%
Total return at market value (b)                                                 4.00%     2.94%     8.23%     (11.37)%    (20.28)%
Ratios to average net assets of common shareowners:
  Total expenses plus interest expense (c)(d)                                    2.41%     2.14%     2.10%       1.67%       1.33%
  Net investment income available to shareowners                                 7.93%     7.88%     9.36%      11.23%      10.30%
Portfolio turnover rate                                                            33%       29%       48%         24%         37%
Net assets, end of period (in thousands)                                     $289,556  $307,410  $312,757    $271,900    $344,349

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/19 43

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year          Year          Year          Year          Year
                                                                   Ended         Ended         Ended         Ended         Ended
                                                                   3/31/19       3/31/18       3/31/17*      3/31/16*      3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Total amount of debt outstanding (in thousands)                    $125,000      $125,000      $125,000      $125,000      $151,000
Asset coverage per $1,000 of indebtedness (in thousands)           $  3,316      $  3,459      $  3,502      $  3,175      $  3,280
====================================================================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

** The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

(a) The per-share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(d)   Includes interest expense of 1.42%, 1.05%, 1.11%, 0.63% and 0.38%, respectively.

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Income Trust | Annual Report | 3/31/19

Notes to Financial Statements | 3/31/19

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the "Trust") was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Trust's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Trust's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Trust's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques

                          Pioneer High Income Trust | Annual Report | 3/31/19 45 to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

46 Pioneer High Income Trust | Annual Report | 3/31/19

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices, and such differences could be material.

      At March 31, 2019, eight securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 1.81% of net assets. The value of this fair valued securities was $5,227,140.

                          Pioneer High Income Trust | Annual Report | 3/31/19 47

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/ amortized for financial reporting purposes over the life of the respective securities, and such accretion/ amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required.

48 Pioneer High Income Trust | Annual Report | 3/31/19

      As of March 31, 2019, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At March 31, 2019, the Trust reclassified $2,117,410 to decrease distributable earnings (loss) and $2,117,410 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      At March 31, 2019, the Trust was permitted to carry forward indefinitely $12,278,525 of short-term losses and $75,649,418 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Capital loss not utilized and expired in 2019 amounts to $2,117,410.

      The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                        2019               2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                             $22,946,940       $22,800,780
      --------------------------------------------------------------------------
          Total                                   $22,946,940       $22,800,780
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2019:

      --------------------------------------------------------------------------
                                                                          2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $  3,565,711
      Capital loss carryforward                                     (87,927,943)
      Other book/tax temporary differences                             (659,691)
      Unrealized appreciation                                         2,843,127
      --------------------------------------------------------------------------
          Total                                                    $(82,178,796)
      ==========================================================================

                          Pioneer High Income Trust | Annual Report | 3/31/19 49

      The difference between book basis and tax basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

E.    Insurance-Linked Securities ("ILS")

      The Trust invests in ILS. The Trust could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Trust is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Trust's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments, and therefore the Trust's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid

50 Pioneer High Income Trust | Annual Report | 3/31/19 securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

F.    Purchased Options

      The Trust may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Trust to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Trust is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Trust's Statement of Operations. As the purchaser of an index option, the Trust has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the year ended March 31, 2019 was $159,982. Open purchased options at March 31, 2019, are listed in the Trust's Schedule of Investments.

G.    Option Writing

      The Trust may write put and covered call options to seek to increase total return. When an option is written, the Trust receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Trust writes an option, an amount equal to the premium received by the Trust is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Trust on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as

                          Pioneer High Income Trust | Annual Report | 3/31/19 51 a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Trust has realized a gain or loss. The Trust as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The average market value of written options for the year ended March 31, 2019 was $(35,436). Open written options contracts at March 31, 2019, are listed in the Trust's Schedule of Investments.

H.    Forward Foreign Currency Contracts

      The Trust may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

      At March 31, 2019, the Trust had entered into various forward foreign currency contracts that obligated the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency contracts open during the year ended March 31, 2019, was $(3,316,626). Open forward foreign currency contracts outstanding at March 31, 2019, are listed in the Schedule of Investments.

I.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a

52 Pioneer High Income Trust | Annual Report | 3/31/19 debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

      As a buyer of protection, the Trust makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Trust for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally

                          Pioneer High Income Trust | Annual Report | 3/31/19 53 cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at March 31, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the year ended March 31, 2019 was $(166,086). Open credit default swap contracts at March 31, 2019, are listed in the Schedule of Investments.

J.    Interest Rate Swap Contracts

      The Trust may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap contract, the Trust negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

      Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates. Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to centrally cleared swap contracts with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin for centrally cleared swaps on the Statement of Assets and Liabilities.

      The average market value of interest swap contracts open during the year ended March 31, 2019 was $545,666. Open interest rate swap contracts at March 31, 2019, are listed in the Schedule of Investments.

K.    Risks

      The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation,

54 Pioneer High Income Trust | Annual Report | 3/31/19 changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Trust's investments in foreign markets and countries with limited developing markets may subject the Trust to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Trust faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Trust.

      The Trust invests in below investment grade ("high yield") debt securities, floating rate loans and insurance-linked securities. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible

                          Pioneer High Income Trust | Annual Report | 3/31/19 55 imposition of adverse governmental laws or currency exchange restrictions. The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities are securities that the Trust reasonably expects cannot be sold or disposed of in the current market in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

      With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust's custodian and accounting agent, and American Stock Transfer & Trust Company, the Trust's transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Trust's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Trust's ability to calculate its net asset value, impediments to trading, the inability of Trust shareowners to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

L.    Automatic Dividend Reinvestment Plan

      All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in

56 Pioneer High Income Trust | Annual Report | 3/31/19 administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

      If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

      Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

The Adviser manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference

                          Pioneer High Income Trust | Annual Report | 3/31/19 57
securities, and/or (iii) any other means. For the year ended March 31, 2019 the net management fee was 0.60% of the Trust's average daily managed assets, which was equivalent to 0.85% of the Trust's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,757 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2019.

3. Transfer Agent

American Stock Transfer & Trust Company ("AST") serves as the transfer agent with respect to the Trust's shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.

4. Master Netting Agreements

The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust's credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust's right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

58 Pioneer High Income Trust | Annual Report | 3/31/19

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of March 31, 2019.

---------------------------------------------------------------------------------------------------------
                             Derivative
                             Assets
                             Subject to       Derivatives   Non-Cash       Cash           Net Amount
                             Master Netting   Available     Collateral     Collateral     of Derivative
Counterparty                 Agreement        for Offset    Received (a)   Received (a)   Assets (b)
---------------------------------------------------------------------------------------------------------
Bank of America NA           $286,196         $(4,993)      $ --           $ --           $281,203
Citibank NA                        --              --         --             --                 --
Goldman Sachs
 International                214,164          (1,213)        --             --            212,951
State Street Bank &
 Trust Co.                         --              --         --             --                 --
---------------------------------------------------------------------------------------------------------
  Total                      $500,360         $(6,206)      $ --           $ --           $494,154
=========================================================================================================

--------------------------------------------------------------------------------------------------------------
                             Derivative
                             Liabilities
                             Subject to         Derivatives     Non-Cash       Cash           Net Amount
                             Master Netting     Available       Collateral     Collateral     of Derivative
Counterparty                 Agreement          for Offset      Pledged (a)    Pledged (a)    Liabilities (c)
--------------------------------------------------------------------------------------------------------------
Bank of America NA           $  4,993           $(4,993)        $ --           $      --      $   --
Citibank NA                   148,932                --           --            (148,932)         --
Goldman Sachs
 International                  1,213            (1,213)          --                  --          --
State Street Bank &
 Trust Co.                      1,006                --           --                  --       1,006
--------------------------------------------------------------------------------------------------------------
  Total                      $156,144           $(6,206)        $ --           $(148,932)     $1,006
==============================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

                          Pioneer High Income Trust | Annual Report | 3/31/19 59

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives may enhance or mitigate the Trust's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2019 was as follows:

-----------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                         Foreign
                            Interest       Credit        Exchange    Equity    Commodity
                            Rate Risk      Risk          Rate Risk   Risk      Risk
-----------------------------------------------------------------------------------------
Assets:
 Currency put
  options purchased*        $     --       $      --     $286,196    $ --      $ --
 Swap contracts,
  at value                   251,199        (216,269)          --      --        --
-----------------------------------------------------------------------------------------
  Total Value               $251,199       $(216,269)    $286,196    $ --      $ --
=========================================================================================

60 Pioneer High Income Trust | Annual Report | 3/31/19

-----------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                         Foreign
                            Interest       Credit        Exchange    Equity    Commodity
                            Rate Risk      Risk          Rate Risk   Risk      Risk
-----------------------------------------------------------------------------------------
Liabilities:
Net unrealized
 depreciation on
 forward foreign
 currency contracts         $   --         $ --          $12,485     $ --      $ --
Written options                 --           --            1,151     $ --      $ --
-----------------------------------------------------------------------------------------
  Total Value               $   --         $ --          $13,636     $ --      $ --
=========================================================================================

* Reflects the market value of purchased option contracts (see Note 1F). These amounts are included in investment in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2019 was as follows:

-----------------------------------------------------------------------------------------
Statement of Operations
                                                         Foreign
                            Interest       Credit        Exchange    Equity    Commodity
                            Rate Risk      Risk          Rate Risk   Risk      Risk
-----------------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Forward foreign
  currency contracts    $      --     $      --          $467,567    $ --      $ --
 Swap contracts           157,698       118,118                --      --        --
-----------------------------------------------------------------------------------------
  Total Value           $ 157,698     $ 118,118          $467,567    $ --      $ --
=========================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Currency put
  options purchased*    $      --     $      --          $119,060    $ --      $ --
 Written options               --            --           165,985      --        --
 Forward foreign
  currency contracts           --            --           (31,369)     --        --
 Swap contracts          (240,051)     (135,703)               --      --        --
-----------------------------------------------------------------------------------------
  Total Value           $(240,051)    $(135,703)         $253,676    $ --      $ --
=========================================================================================

* Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1F). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statements of Operations.

                          Pioneer High Income Trust | Annual Report | 3/31/19 61

6. Trust Shares

There are an unlimited number of shares of beneficial interest authorized.

Transactions in shares of beneficial interest for the year ended March 31, 2019 and the year ended March 31, 2018 were as follows:

-------------------------------------------------------------------------------
                                                  3/31/19            3/31/18
-------------------------------------------------------------------------------
Shares outstanding at beginning of year           29,231,771         29,231,771
-------------------------------------------------------------------------------
Shares outstanding at end of year                 29,231,771         29,231,771
===============================================================================

7. Credit Agreement

The Trust has entered into a Revolving Credit Facility (the "Credit Agreement") agreement with Sumitomo Mitsui Banking Corporation. Loan under the credit agreement are offered at a daily rate equal to the U.S. one month LIBOR rate plus 1.10%. There is no fixed borrowing limit.

At March 31, 2019, the Trust had a borrowing outstanding under the credit agreement totaling $125,000,000. The interest rate charged at March 31, 2019 was 3.61%. During the year ended March 31, 2019, the average daily balance was $125,000,000 at an average interest rate of 3.37%. Interest expense of $4,210,958 in connection with the credit agreement is included in the Statement of Operations.

The Trust is required to fully collateralize its outstanding loan balance as determined by Credit Suisse. Pledged assets are held in a segregated account and are denoted on the Schedule of Investments.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

8. Subsequent Events

A monthly dividend was declared on April 4, 2019 from undistributed and accumulated net investment income of $0.0675 per share payable April 30, 2019, to shareowners of record on April 17, 2019.

62 Pioneer High Income Trust | Annual Report | 3/31/19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer High Income Trust:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer High Income Trust Fund (the "Trust"), including the schedule of investments, as of March 31, 2019, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended March 31, 2018 (collectively referred to as the "financial statements"). The financial highlights for the periods ended March 31, 2015, March 31, 2016 and March 31, 2017 were audited by another independent registered public accounting firm whose report, dated May 26, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer High Income Trust at March 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and the financial highlights for the year ended March 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Trust's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

                          Pioneer High Income Trust | Annual Report | 3/31/19 63

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Trust's auditor since 2017.

Boston, Massachusetts
May 30, 2019

64 Pioneer High Income Trust | Annual Report | 3/31/19

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.

The percentages of the Trust's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 76.79%.

                          Pioneer High Income Trust | Annual Report | 3/31/19 65

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and Officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

66 Pioneer High Income Trust | Annual Report | 3/31/19

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position       Term of Office and                                                     Other Directorships
Held With the Trust          Length of Service             Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)         Class I Trustee since 2006.   Private investor (2004 - 2008 and        Director, Broadridge Financial
Chairman of the Board        Term expires in 2021.         2013 - present); Chairman (2008 -        Solutions, Inc. (investor
and Trustee                                                2013) and Chief Executive Officer        communications and securities
                                                           (2008 - 2012), Quadriserv, Inc.          processing provider for
                                                           (technology products for securities      financial services industry)
                                                           lending industry); and Senior            (2009 - present); Director,
                                                           Executive Vice President, The Bank       Quadriserv, Inc. (2005 -
                                                           of New York (financial and               2013); and Commissioner, New
                                                           securities services) (1986 - 2004)       Jersey State Civil Service
                                                                                                    Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)           Class II Trustee since 2005.  Managing Partner, Federal City           Director of New York
Trustee                      Term expires in 2019.         Capital Advisors (corporate              Mortgage Trust (publicly-
                                                           advisory services company)               traded mortgage REIT)
                                                           (1997 - 2004 and 2008 -                  (2004 - 2009, 2012 -
                                                           present); Interim Chief                  present); Director of The
                                                           Executive Officer, Oxford                Swiss Helvetia Fund, Inc.
                                                           Analytica, Inc. (privately held          (closed-end fund) (2010 -
                                                           research and consulting company)         2017); Director of Oxford
                                                           (2010); Executive Vice President         Analytica, Inc. (2008 -
                                                           and Chief Financial Officer,             2015); and Director of
                                                           I-trax, Inc. (publicly traded            Enterprise Community
                                                           health care services company)            Investment, Inc. (privately-
                                                           (2004 - 2007); and Executive             held affordable housing
                                                           Vice President and Chief Financial       finance company) (1985 - 2010)
                                                           Officer, Pedestal Inc.
                                                           (internet-based mortgage trading
                                                           company) (2000 - 2002); Private
                                                           Consultant (1995 - 1997); Managing
                                                           Director, Lehman Brothers (1992 -
                                                           1995); and Executive, The World
                                                           Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)    Class III Trustee since 2008. William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                      Term expires in 2020.         Political Economy, Harvard               Funds Investment Trust and
                                                           University (1972 - present)              Mellon Institutional Funds
                                                                                                    Master Portfolio (oversaw 17
                                                                                                    portfolios in fund complex)
                                                                                                    (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer High Income Trust | Annual Report | 3/31/19 67

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position       Term of Office and                                                     Other Directorships
Held With the Trust          Length of Service             Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)    Class III Trustee since 2002. Founding Director, Vice-President and    None
Trustee                      Term expires in 2020.         Corporate Secretary, The Winthrop Group,
                                                           Inc. (consulting firm) (1982 - present);
                                                           Desautels Faculty of Management, McGill
                                                           University (1999 - 2017); and Manager
                                                           of Research Operations and Organizational
                                                           Learning, Xerox PARC, Xerox's advance
                                                           research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)     Class II Trustee since 2015.  Chief Investment Officer, 1199 SEIU      None
Trustee                      Term expires in 2019.         Funds (healthcare workers union
                                                           pension funds) (2001 - present);
                                                           Vice President - International
                                                           Investments Group, American
                                                           International Group, Inc. (insurance
                                                           company) (1993 - 2001); Vice
                                                           President - Corporate Finance and
                                                           Treasury Group, Citibank, N.A.
                                                           (1980 - 1986 and 1990 - 1993); Vice
                                                           President - Asset/Liability
                                                           Management Group, Federal Farm
                                                           Funding Corporation (government-
                                                           sponsored issuer of debt securities)
                                                           (1988 - 1990); Mortgage Strategies
                                                           Group, Shearson Lehman Hutton, Inc.
                                                           (investment bank) (1987 - 1988);
                                                           and Mortgage Strategies Group, Drexel
                                                           Burnham Lambert, Ltd. (investment bank)
                                                           (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)     Class I Trustee since 2002.   President and Chief Executive Officer,   Director of New America High
Trustee                      Term expires in 2021.         Metric Financial Inc. (formerly known    Income Fund, Inc. (closed-end
                                                           as Newbury Piret Company) (investment    investment company) (2004 -
                                                           banking firm) (1981 - present)           present); and Member, Board of
                                                                                                    Governors, Investment Company
                                                                                                    Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)       Class I Trustee since 2014.   Consultant (investment company services) None
Trustee                      Term expires in 2021          (2012 - present); Executive Vice
                                                           President, BNY Mellon (financial and
                                                           investment company services) (1969 -
                                                           2012); Director, BNY International
                                                           Financing Corp. (financial services)
                                                           (2002 - 2012); Director, Mellon
                                                           Overseas Investment Corp. (financial
                                                           services) (2009 - 2012); Director,
                                                           Financial Models (technology) (2005-2007);
                                                           Director, BNY Hamilton Funds, Ireland
                                                           (offshore investment companies)
                                                           (2004-2007); Chairman/Director,
                                                           AIB/BNY Securities Services, Ltd.,
                                                           Ireland (financial services) (1999-2006);
                                                           and Chairman, BNY Alternative
                                                           Investment Services, Inc.
                                                           (financial services) (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

68 Pioneer High Income Trust | Annual Report | 3/31/19

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position       Term of Office and                                                     Other Directorships
Held With the Trust          Length of Service             Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*          Class II Trustee since 2014.  Director, CEO and President of Amundi    None
Trustee, President and       Term expires in 2019.         Pioneer Asset Management USA, Inc.
Chief Executive Officer                                    (since September 2014); Director, CEO
                                                           and President of Amundi Pioneer Asset
                                                           Management, Inc. (since September
                                                           2014); Director, CEO and President of
                                                           Amundi Pioneer Distributor, Inc.
                                                           (since September 2014); Director, CEO
                                                           and President of Amundi Pioneer
                                                           Institutional Asset Management, Inc.
                                                           (since September 2014); Chair, Amundi
                                                           Pioneer Asset Management USA, Inc.,
                                                           Amundi Pioneer Distributor, Inc. and
                                                           Amundi Pioneer Institutional Asset
                                                           Management, Inc. (September 2014 -
                                                           2018); Managing Director, Morgan
                                                           Stanley Investment Management (2010 -
                                                           2013); Director of Institutional
                                                           Business, CEO of International,
                                                           Eaton Vance Management (2005 - 2010);
                                                           and Director of Amundi USA, Inc.
                                                           (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*      Class III Trustee since 2014. Director and Executive Vice President    None
Trustee                      Term expires in 2020.         (since 2008) and Chief Investment
                                                           Officer, U.S. (since 2010) of Amundi
                                                           Pioneer Asset Management USA, Inc.;
                                                           Director and Executive Vice President
                                                           and Chief Investment Officer, U.S.
                                                           of Amundi Pioneer (since 2008);
                                                           Executive Vice President and Chief
                                                           Investment Officer, U.S. of Amundi
                                                           Pioneer Institutional Asset Management,
                                                           Inc. (since 2009); Portfolio Manager of
                                                           Amundi Pioneer (since 1999); and
                                                           Director of Amundi USA, Inc.
                                                           (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

                          Pioneer High Income Trust | Annual Report | 3/31/19 69

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position       Term of Office and                                                     Other Directorships
Held With the Trust          Length of Service             Principal Occupation                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54)   Since 2003. Serves at         Vice President and Associate General     None
Secretary and Chief Legal    the discretion of the Board   Counsel of Amundi Pioneer since
Officer                                                    January 2008; Secretary and Chief
                                                           Legal Officer of all of the Pioneer
                                                           Funds since June 2010; Assistant
                                                           Secretary of all of the Pioneer Funds
                                                           from September 2003 to May 2010; and
                                                           Vice President and Senior Counsel of
                                                           Amundi Pioneer from July 2002 to
                                                           December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)       Since 2010. Serves at         Fund Governance Director of Amundi       None
Assistant Secretary          the discretion of the Board   Pioneer since December 2006 and
                                                           Assistant Secretary of all the
                                                           Pioneer Funds since June 2010;
                                                           Manager - Fund Governance of
                                                           Amundi Pioneer from December
                                                           2003 to November 2006; and Senior
                                                           Paralegal of Amundi Pioneer from
                                                           January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)            Since 2010. Serves at         Senior Counsel of Amundi Pioneer         None
Assistant Secretary          the discretion of the Board   since May 2013 and Assistant
                                                           Secretary of all the Pioneer Funds
                                                           since June 2010; and Counsel of
                                                           Amundi Pioneer from June 2007 to
                                                           May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)         Since 2008. Serves at         Vice President - Fund Treasury of        None
Treasurer and Chief          the discretion of the Board   Amundi Pioneer; Treasurer of all of
Financial and Accounting                                   the Pioneer Funds since March 2008;
Officer                                                    Deputy Treasurer of Amundi Pioneer
                                                           from March 2004 to February 2008; and
                                                           Assistant Treasurer of all of the
                                                           Pioneer Funds from March 2004 to
                                                           February 2008
------------------------------------------------------------------------------------------------------------------------------------

70 Pioneer High Income Trust | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position       Term of Office and                                                     Other Directorships
Held With the Trust          Length of Service             Principal Occupation                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)        Since 2002. Serves at         Director - Fund Treasury of Amundi       None
Assistant Treasurer          the discretion of the Board   Pioneer; and Assistant Treasurer of
                                                           all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)           Since 2002. Serves at         Senior Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the Board   Amundi Pioneer; and Assistant
                                                           Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)        Since 2009. Serves at         Senior Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the Board   Amundi Pioneer since November 2008;
                                                           Assistant Treasurer of all of the
                                                           Pioneer Funds since January 2009;
                                                           and Client Service Manager -
                                                           Institutional Investor Services at
                                                           State Street Bank from March 2003 to
                                                           March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)             Since 2018. Serves at         Managing Director, Chief Compliance      None
Chief Compliance Officer     the discretion of the Board   Officer of Amundi Pioneer Asset
                                                           Management; Amundi Pioneer
                                                           Institutional Asset Management, Inc.;
                                                           and the Pioneer Funds since September
                                                           2018; and Chief Compliance Officer
                                                           of Amundi Pioneer Distributor, Inc.
                                                           since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)         Since 2006. Serves at         Vice President - Amundi Pioneer Asset    None
Anti-Money Laundering        the discretion of the Board   Management; and Anti-Money Laundering
Officer                                                    Officer of all the Pioneer Funds
                                                           since 2006
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer High Income Trust | Annual Report | 3/31/19 71

                          This page is for your notes.

72 Pioneer High Income Trust | Annual Report | 3/31/19

                          This page is for your notes.

                          Pioneer High Income Trust | Annual Report | 3/31/19 73

                          This page is for your notes.

74 Pioneer High Income Trust | Annual Report | 3/31/19

                          This page is for your notes.

                          Pioneer High Income Trust | Annual Report | 3/31/19 75

                          This page is for your notes.

76 Pioneer High Income Trust | Annual Report | 3/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                     1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                     Write to

General inquiries, lost dividend checks,                American Stock
change of address, lost stock certificates,             Transfer & Trust
stock transfer                                          Operations Center
                                                        6201 15th Ave.
                                                        Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                       American Stock
                                                        Transfer & Trust
                                                        Wall Street Station
                                                        P.O. Box 922
                                                        New York, NY 10269-0560

Website                                                 www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com.

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19206-13-0519


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $38,500 payable to Ernst & Young LLP for the year ended
March 31, 2019 and $38,500
for the year ended March 31, 2018.



(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2019 or 2018.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $8,028
payable to Ernst & Young LLP for the year ended
March 31, 2019 and $8,028
for the year ended March 31, 2018.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31 2019 and 2018, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $8,028 payable to Ernst & Young LLP for the year ended
March 31, 2019 and $8,028 for the year
ended March 31, 2018.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

                    Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2019. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Andrew Feltus        Other Registered Investment
                     Companies                                  9    $6,116,365                      N/A             N/A
                     Other Pooled Investment Vehicles           7    $7,222,489                      N/A             N/A
                     Other Accounts                             5    $1,377,372                      N/A             N/A
-------------------  ---------------------------------- -----------  ----------         ----------------  --------------
Matthew Shulkin      Other Registered
                     Investment Companies                       4    $  926,142                      N/A             N/A
                     Other Pooled Investment Vehicles           1    $1,899,819                      N/A             N/A
                     Other Accounts                             2    $  334,530                      N/A             N/A
-------------------  ---------------------------------- -----------  ----------         ----------------  --------------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Amundi Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER
Amundi Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi Pioneer. The compensation program for all Amundi Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o AMUNDI PIONEER RESULTS AND BUSINESS LINE RESULTS. Amundi Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER
The following table indicates as of March 31, 2019 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Andrew Feltus                C
---------------------------  ---------------------
Matthew Shulkin              A
---------------------------  ---------------------

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 3, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 3, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 3, 2019

* Print the name and title of each signing officer under his or her signature.